As filed with the Securities and Exchange Commission on June 1, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – March 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report March 31, 2018 (Unaudited) Advised by: SKBA Capital Management, LLC

BAYWOOD VALUEPLUS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

Dear Shareholders,

During the six months ended March 31, 2018, the Baywood ValuePlus Fund (the “Fund”) meaningfully outperformed its primary benchmarks. The period was divided by market strength in the fourth quarter of 2017 and market correction in the first quarter of 2018; yet the Fund outperformed the benchmark in each quarter, holding up better during the stock market’s recent weakness.

Sector selection accounted from approximately one third of the Fund’s excess return, and our decision to underweight consumer staples, telecom and utilities accounted for nearly two thirds of this outperformance during the period. The reason for our aversion to those sectors has neither been thematic nor “macro”. It has simply been based on a combination of poor fundamentals and elevated valuations, the latter of which are as ambitious as they had been in decades. Paying high prices for struggling businesses is rarely a recipe for success and is not an activity we care to partake in. Our viewpoint was significantly out of favor when we first raised this issue a few years ago. As many of these companies increased in value in the face of deteriorating fundamentals, we held to our outlook despite criticism; our cautious viewpoints fell mostly on deaf ears. This, in and of itself helped confirm our belief that we were correct in our assessment. More recently, however, perceptions appear to have changed as it has become broadly accepted that middling fundamentals within these groups do not warrant recent valuations. Given the recent valuation compression, when we now look back a few years, consumer staples, utilities, telecom and REIT’s have been significant underperformers. One thing we know for certain, whether looking at this example or prior ones, is that overvalued businesses rarely remain so forever. It is our job, desire and responsibility to not put our shareholders’ capital (of which we count ourselves) at risk in such securities.

About two thirds of the strategy’s overall excess returns also resulted from security selection. Some of the largest contributors included Tapestry (up 32%), WalMart (up 15%), Encompass Health (up 24%), Conoco Phillips (up 20%), Boeing (up 30%) and Abbvie (up 8%). In a strong market we also had a few disappointments that included Nielsen Holdings (down 22%), Met Life (down 10%) and USBancorp (down 5%).

During the period a number of new securities were purchased. The common thread within these additions is that they have all performed poorly of late despite what we believe to be sustainable if not improving fundamentals over our time horizon. Some of them clearly have issues they need to work through—if they did not, we wouldn’t be able to buy them at good prices!

Firstly, many of the areas we generally avoided are no longer as exorbitantly priced as they had been. Within consumer staples, we eliminated Procter & Gamble yet initiated a position in Kimberly Clark. The latter has a global dominant franchise within diapers and incontinence products. Incontinence may be inconvenient for many, but as the global population ages, it is a boon for Kimberly Clark. We are aware of input and transportation cost pressures which may continue to pressure margins somewhat, an issue not unique to Kimberly Clark. Yet there is a price for everything. The company’s stock is priced at levels similar to 2013 while earnings and dividends have increased between 6-7% per year. As a result, valuation has declined significantly to levels we are finding attractive. Because of its high returns on capital, it has excess funds with which to support and grow its dividend as well as to repurchase its own shares, a feat it has accomplished for years. We love “dividend aristocrats”; it’s just that we prefer to pay “pauper” prices. We may be somewhat early (although we’ve been waiting at least five years!) however its attractive and sustainable fundamentals and financials will only make us want to purchase more should shares continue to decline. We have owned Kimberly Clark numerous times in the past, an investment which has proved to be profitable. We expect the same this time around.

REIT’s (Real Estate Investment Trust), another area we’ve avoided for years also due to valuation and fundamental concerns, became much more attractive over the last few months. In particular, for being supposedly defensive stocks, mall REIT’s have not acted as such whatsoever. For years we have believed that the U.S. has been “over-malled”. Based on changing consumer purchasing habits, many lower class malls have struggled for at least a decade with abysmal occupancy rates. Retail has been under the greatest assault ever with more bankruptcies than during most downturns, despite the U.S. not being in a recession. These are some of the reasons, all rational, for the decline in the prices of mall REIT’s. The pendulum never stops swinging at fair value, however, and in this case as well, valuations now appear attractive for some companies with few significant tenant issues. We purchased Taubman Centers, one of the largest Class A mall owners during the period. Shares have declined for at least six years finally rendering its 4.5% dividend yield attractive based on our belief that funds from operations will be able to sustain such a payout. While the retail landscape is changing rapidly, certain high foot-traffic properties will always be more desirable to rent from than others. Taubman is one such company, though we cannot say the same for all mall operators. We also initiated a position in Weyerhaeuser, a company we’ve owned in the past prior to it becoming a REIT. Weyerhaeuser is heavily exposed to the housing market, which we believe will continue to improve over the next few years. At current prices, we are receiving 3.6% in dividends for the privilege of owning its shares. Weyerhaeuser belongs in the desirable and rare category of having its tangible assets increase in value over time. Should housing and construction slow, its timberlands will only become more valuable. We are happy to be paid to wait while either outcome is realized.
1

BAYWOOD VALUEPLUS FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

Secondly, other decidedly out-of-favor additions include Medtronic, AIG, Target, Nutrien, Johnson Controls and General Electric. While we don’t always seek near term catalysts in order to make an investment, many of these have experienced recent changes that should improve our odds of being correct in our fair value estimations. Due to recent struggles, AIG, GE and Johnson Controls have each experienced management changes that are likely to heighten operational focus. Each owns and runs leading businesses within their respective areas and in all cases we believe that an emphasis on improving asset productivity will result in greater recognition of fair value.

Nutrien, the former Potash, effected a name change subsequent to acquiring Agrium, another fertilizer company. Fertilizers, as with many commodities, have gone through the downturn of last decade’s super cycle. By definition, however, cyclical industries do experience upturns, not simply downturns. Nutrien is consolidating within its industry at what we believe to be close to the bottom of the cycle. By next year, its earning power should be significantly greater than its recently reported earnings. It is also in process of shedding non-core assets that will result in cash proceeds with which to reward shareholders. We expect much of these actions to take place at some point this year.

These positions are examples of purchasing companies with low expectations priced into their stocks. When combined with above average return to shareholders in the form of dividends and sometimes share buybacks, we believe this is a recipe for continuing to achieve desirable if not better than benchmark returns with lower levels of risk (as defined by permanent loss of capital).

As we enter the second half of the fund’s fiscal year during 2018, it is evident that recent benign levels of volatility are unlikely to continue. Following so many consecutive years of strong returns and investor complacency, expecting the same environment to continue would seem foolhardy. Our expectations going into 2018 were that market returns could be only half what they had been until recently. We might once again cut our expectations in half for the overall market but have positioned the portfolio in a way that expectations for our holdings are already low and likely to surprise to the upside. As active managers, we are more interested in what opportunities we may find in individual securities as a result of this change in market conditions. We are just as focused on companies that we should own as we are on those we shouldn’t. As evidenced by the last few months, it’s not simply what you own but also what you don’t own that makes the record. We are not fearful of heightened volatility. While it may be unpleasant, it is precisely this lack of comfort that creates opportunities for us to purchase companies at attractive prices with excess cash to reward shareholders.

In a way, we look forward to a less comfortable market environment as it will, as it has many times in the past, enable us to build a portfolio with attractive through cycle return characteristics.

We look forward to reporting to you in another six months.

Current and future portfolio holdings are subject to change and risk.

The Morningstar category is used to compare fund performance to its peers. It is not possible to invest directly into an index or category. Past performance is no guarantee of future results.

Risk Considerations: Mutual fund investing involves risk, including the possible loss of principal. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.
2

BAYWOOD VALUEPLUS FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Baywood ValuePlus Fund (the “Fund”) compared with the performance of the benchmarks, Morningstar Large Value Index, and the secondary benchmark, Russell 1000 Value Index (the “indices”), since inception. On September 29, 2017, Morningstar Large Value Index replaced Russell 1000 Value Index as the Fund's primary benchmark. The Investment Adviser believes that the Morningstar Large Value Index more accurately represents the types of securities in which the Fund invests.The Morningstar Large Value Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with lower price-to-book ratios and lower forecasted growth values. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Morningstar Large Value Index and Russell 1000 Value Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Since Inception (06/27/08)
Baywood ValuePlus Fund - Investor Shares*	12.76%	10.24%	9.71%
Morningstar Large Value Index	8.76%	10.69%	7.83%
Russell 1000 Value Index	6.95%	10.78%	8.62%

*
The Fund’s Investor Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team. The Investor Shares of the collective investment trust commenced operations on June 27, 2008.

3

BAYWOOD VALUEPLUS FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

Comparison of Change in Value of a $100,000 Investment
Institutional Shares vs. Morningstar Large Value Index and Russell 1000 Value Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Since Inception (05/02/11)
Baywood ValuePlus Fund - Institutional Shares*	13.11%	10.52%	9.90%
Morningstar Large Value Index	8.76%	10.69%	9.89%
Russell 1000® Value Index	6.95%	10.78%	10.75%

*
The Fund’s Institutional Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team. The Institutional Shares of the collective investment trust commenced operations on May 2, 2011.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 7.67% and 11.16%, respectively. However, the Fund’s advisor has contractually agreed to waive its fee and/ or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.95% and 0.70% for Investor Shares and Institutional Shares, respectively, through at least January 31, 2019 (the “Expense Cap”). The advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 409-2297.
4

BAYWOOD VALUEPLUS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 93.8%
Basic Materials - 4.6%
500	DowDuPont, Inc.	$31,855
1,360	Nutrien, Ltd.	64,273
400	WestRock Co.	25,668
		121,796
Capital Goods / Industrials - 7.4%
500	Eaton Corp. PLC	39,955
1,900	General Electric Co.	25,612
1,500	Johnson Controls International PLC	52,860
1,000	Nielsen Holdings PLC	31,790
100	Stanley Black & Decker, Inc.	15,320
100	The Boeing Co.	32,788
		198,325
Consumer Cyclicals - 1.6%
1,100	L Brands, Inc.	42,031
Consumer Discretionary - 3.2%
1,100	Tapestry, Inc.	57,871
400	Target Corp.	27,772
		85,643
Consumer Staples - 6.3%
400	Kimberly-Clark Corp.	44,052
400	PepsiCo., Inc.	43,660
900	Walmart, Inc.	80,073
		167,785
Energy - 14.6%
900	BP PLC, ADR	36,486
600	Chevron Corp.	68,424
1,700	ConocoPhillips	100,793
300	Helmerich & Payne, Inc.	19,968
900	Occidental Petroleum Corp.	58,464
800	Schlumberger, Ltd.	51,824
600	Valero Energy Corp.	55,662
		391,621
Financials - 21.0%
1,200	American International Group, Inc.	65,304
500	BB&T Corp.	26,020
600	BOK Financial Corp.	59,394
340	Chubb, Ltd.	46,502
900	FNF Group	36,018
500	JPMorgan Chase & Co.	54,985
400	M&T Bank Corp.	73,744
1,100	MetLife, Inc.	50,479
1,400	Morgan Stanley	75,544
1,500	U.S. Bancorp	75,750
		563,740
Health Care - 14.5%
300	AbbVie, Inc.	28,394
300	Amgen, Inc.	51,144
800	AstraZeneca PLC, ADR	27,976
400	Cardinal Health, Inc.	25,072
700	Encompass Health Corp.	40,019
700	Gilead Sciences, Inc.	52,773
2,000	Koninklijke Philips NV, ADR	76,620
600	Medtronic PLC	48,132
800	Novo Nordisk A/S, ADR	39,400
		389,530
Real Estate - 2.7%
600	Taubman Centers, Inc. REIT	34,146
1,100	Weyerhaeuser Co. REIT	38,500
		72,646
Technology - 14.7%
2,500	Cisco Systems, Inc.	107,225
200	Harris Corp.	32,256
2,100	HP, Inc.	46,032

Shares	Security Description	Value
Technology - 14.7% (continued)
1,600	Intel Corp.	$83,328
500	International Business Machines Corp.	76,715
300	Microsoft Corp.	27,381
200	Texas Instruments, Inc.	20,778
		393,715
Telecommunications - 0.7%
400	Verizon Communications, Inc.	19,128
Transportation - 1.5%
300	Union Pacific Corp.	40,329
Utilities - 1.0%
700	Exelon Corp.	27,307
Total Common Stock (Cost $2,126,857)		2,513,596
Money Market Fund - 5.3%
143,824	Federated Government Obligations Fund, Institutional Class, 1.51% (a) (Cost $143,824)	143,824
Investments, at value - 99.1% (Cost $2,270,681)		$2,657,420
Other Assets & Liabilities, Net - 0.9%		22,899
Net Assets - 100.0%		$2,680,319

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's instruments   as of March 31, 2018.

The  inputs  or  methodology  used  for  valuing  securities  are  not  necessarily an indication of the risks associated with investing in those securities. For more information  on  valuation  inputs,  and  their  aggregation  into  the  levels  used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$2,513,596
Level 2 - Other Significant Observable Inputs	143,824
Level 3 - Significant Unobservable Inputs	–
Total	$2,657,420

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed  in  this  table  is  a  Money  Market  Fund.  Refer  to  this  Schedule   of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

See Notes to Financial Statements.

5

BAYWOOD VALUEPLUS FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	4.6%
Capital Goods / Industrials	7.5%
Consumer Cyclicals	1.6%
Consumer Discretionary	3.2%
Consumer Staples	6.3%
Energy	14.8%
Financials	21.2%
Health Care	14.7%
Real Estate	2.7%
Technology	14.8%
Telecommunications	0.7%
Transportation	1.5%
Utilities	1.0%
Money Market Fund	5.4%
100.0%

See Notes to Financial Statements.
6

BAYWOOD VALUEPLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $2,270,681)	$2,657,420
Cash	2,041
Receivables:
Dividends	5,693
From investment advisor	12,290
Prepaid expenses	16,776
Total Assets	2,694,220

LIABILITIES
Accrued Liabilities:
Trustees’ fees and expenses	107
Fund services fees	5,338
Other expenses	8,456
Total Liabilities	13,901
NET ASSETS	$2,680,319

COMPONENTS OF NET ASSETS
Paid-in capital	$2,186,508
Undistributed net investment income	2,599
Accumulated net realized gain	104,473
Net unrealized appreciation	386,739
NET ASSETS	$2,680,319
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	103,247
Institutional Shares	47,863

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $1,828,594)	$17.71
Institutional Shares (based on net assets of $851,725)	$17.80

See Notes to Financial Statements.
7

BAYWOOD VALUEPLUS FUND
STATEMENTS OF OPERATIONS
SIX  MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $228)	$35,457
Total Investment Income	35,457

EXPENSES
Investment advisor fees	6,570
Fund services fees	32,027
Transfer agent fees:
Investor Shares	9,261
Institutional Shares	9,639
Distribution fees:
Investor Shares	2,275
Custodian fees	2,578
Registration fees:
Investor Shares	8,884
Institutional Shares	9,245
Professional fees	10,628
Trustees' fees and expenses	1,042
Other expenses	11,998
Total Expenses	104,147
Fees waived and expenses reimbursed	(92,674)
Net Expenses	11,473

NET INVESTMENT INCOME	23,984

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	109,199
Net change in unrealized appreciation (depreciation) on investments	23,452
NET REALIZED AND UNREALIZED GAIN	132,651
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,635

See Notes to Financial Statements.
8

BAYWOOD VALUEPLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$23,984	$48,347
Net realized gain	109,199	93,135
Net change in unrealized appreciation (depreciation)	23,452	192,429
Increase in Net Assets Resulting from Operations	156,635	333,911

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(15,476)	(32,969)
Institutional Shares	(8,021)	(13,855)
Net realized gain:
Investor Shares	(51,277)	(29,530)
Institutional Shares	(22,602)	(9,288)
Total Distributions to Shareholders	(97,376)	(85,642)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,041	38,459
Institutional Shares	98,602	94,402
Reinvestment of distributions:
Investor Shares	66,728	62,499
Institutional Shares	30,622	23,143
Redemption of shares:
Investor Shares	(519)	(265,416)
Institutional Shares	(5,267)	(7,818)
Increase (Decrease) in Net Assets from Capital Share Transactions	193,207	(54,731)
Increase in Net Assets	252,466	193,538

NET ASSETS
Beginning of Period	2,427,853	2,234,315
End of Period (Including line (a))	$2,680,319	$2,427,853

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	155	2,354
Institutional Shares	5,479	5,685
Reinvestment of distributions:
Investor Shares	3,748	3,784
Institutional Shares	1,712	1,392
Redemption of shares:
Investor Shares	(29)	(16,185)
Institutional Shares	(294)	(474)
Increase (Decrease) in Shares	10,771	(3,444)

(a) Undistributed net investment income	$2,599	$2,112

See Notes to Financial Statements.

9

BAYWOOD VALUEPLUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2018	For the Period Ended September 30, 2016 (a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through November 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$17.28		$15.52	$16.90		$19.28	$17.47
INVESTMENT OPERATIONS
Net investment income (c)	0.16		0.33	0.26		0.34	0.36
Net realized and unrealized gain (loss)	0.94		2.02	0.93		(1.06)	1.49
Total from Investment Operations	1.10		2.35	1.19		(0.72)	1.85

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)		(0.32)	(2.20)		(0.26)	(0.04)
Net realized gain	(0.52)		(0.27)	(0.37)		(1.40)	–
Total Distributions to Shareholders	(0.67)		(0.59)	(2.57)		(1.66)	(0.04)
NET ASSET VALUE, End of Period	$17.71		$17.28	$15.52		$16.90	$19.28
TOTAL RETURN	6.35	%(d)	15.32%	8.40	%(d)	(3.86)%	10.59	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,829		$1,717	$1,699		$1,362	$1,471
Ratios to Average Net Assets:
Net investment income	1.74	%(e)	2.03%	2.07	%(e)	1.97%	1.98	%(e)
Net expenses	0.95	%(e)	0.95%	0.95	%(e)	0.95%	0.95	%(e)
Gross expenses (f)	7.12	%(e)	7.67%	9.43	%(e)	5.80%	4.54	%(e)
PORTFOLIO TURNOVER RATE	19	%(d)	48%	22	%(d)	32%	35	%(d)

(a)	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

10

BAYWOOD VALUEPLUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$17.36		$15.59	$17.00		$19.42	$17.56
INVESTMENT OPERATIONS
Net investment income (c)	0.18		0.38	0.29		0.39	0.41
Net realized and unrealized gain (loss)	0.95		2.02	0.94		(1.06)	1.50
Total from Investment Operations	1.13		2.40	1.23		(0.67)	1.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.17)		(0.36)	(2.27)		(0.35)	(0.05)
Net realized gain	(0.52)		(0.27)	(0.37)		(1.40)	–
Total Distributions to Shareholders	(0.69)		(0.63)	(2.64)		(1.75)	(0.05)
NET ASSET VALUE, End of Period	$17.80		$17.36	$15.59		$17.00	$19.42
TOTAL RETURN	6.51	%(d)	15.60%	8.65	%(d)	(3.58)%	10.87	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$852		$711	$536		$426	$11,067
Ratios to Average Net Assets:
Net investment income	2.01	%(e)	2.28%	2.30	%(e)	2.23%	2.26	%(e)
Net expenses	0.70	%(e)	0.70%	0.70	%(e)	0.70%	0.70	%(e)
Gross expenses (f)	9.75	%(e)	11.16%	14.43	%(e)	2.09%	2.50	%(e)
PORTFOLIO TURNOVER RATE	19	%(d)	48%	22	%(d)	32%	35	%(d)

(a)	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

11

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

Dear Shareholder,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood SociallyResponsible Fund (the “Fund”) for the six months ended March, 2018. The Fund is a mid-to-large capitalization value-oriented portfolio of stock holdings selected from a universe of stocks created through the application of inclusionary and exclusionary social screens and assessments of the ESG profile of each company. Among these stocks, we further evaluate and assess each prospective holding’s valuation and fundamental business attraction to determine the current portfolio holdings. In selecting investments, we consider social criteria such as an issuer’s community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record and product safety. Using both quantitative and qualitative data, we also evaluate an issuer’s involvement in specific revenue generating activities to determine whether the issuer’s involvement was meaningful or incidental with respect to that activity.

For the six month period ending March 31, 2018 the Baywood SociallyResponsible Fund outperformed both of its benchmarks. Upon review of the period, the two quarters were like opposite sides of a coin. The fourth quarter of 2017 witnessed robust returns due to optimism from the passage of the tax reform act, yet this was almost offset by negative returns in the first quarter, which was marked by a level of volatility in the overall market we haven’t experienced in a couple of years. The tax reform has clear positive economic implications as it increases the incentives to work, invest and save in the United States. Despite the robust returns in the fourth quarter, we believe the rally did not fully capture the implications of the increased rate of growth due to the tax reform. On the opposite end, the volatility and ensuing market sell-off in the first quarter of 2018 appears to us a little overdone. Trade wars are not good, let us be clear; no one wins a trade war. However, it is our opinion that much of the effect from a trade war will not completely offset the growth from the tax reform. Further, if the outlandish remarks made by the President and his administration are merely anchoring points for negotiation, which it appears may be the case, then the market sell-off in the first quarter will have proven to be temporary. However, we will pay close attention to developments and adjust our forecasts accordingly.

The positioning of the portfolio during this period is a result of what we consider a wide opportunity set which began to build in 2015. At times the positioning had detracted from returns as the market doesn’t always agree with our ideas, at least not from a timing point of view. However, in most cases our conviction grows stronger the worse a stock or sector performs as long as our views about fundamentals don’t waver. The research we perform, which informs our view, allows us to be comfortable adding to positions that haven’t worked out in a short period of time if our conviction is high. At times, “good” companies (from an ESG perspective) can perform poorly, but in the period, many “good” companies demonstrated they can be good investments as well. Our conviction and the positioning of the strategy, which was held and reinforced over the period, helped generate excess returns.

We also have long held convictions about certain sectors, which aren’t always those in which to buy but also those in which to avoid. This may sound like a broken record but we have chosen to avoid investing in sectors that we feel are overvalued. Overvaluation can look different, however, depending on a number of factors. In our view it is a combination of two very simple ideas: fundamentals and valuation. Exercises like this, which inform us of whether or not individual companies and sectors are truly attractive, have given us the comfort to avoid over-investing in utilities, consumer staples, real estate and telecom, sectors that for the most part, exhibit neither fundamental nor valuation attraction. During the period, avoiding these sectors added nearly 200bp of excess returns over the primary benchmark.

Similarly, avoiding these sectors freed up the resources to invest in sectors which exhibit characteristics we seek: fundamental attraction, valuation attraction and strong governance. Our two largest overweight sectors for the period are health care and consumer discretionary. The rout in the health care sector that started in 2016 due to bi-partisan support to lower the cost of health care prompted investors to treat all stocks like the few really bad actors which provided a wide opportunity set for investment. As the period progressed and the market became overly pessimistic, we increased our attention towards companies within the sector that maintained good governance practices yet were unduly punished by association. This provided the opportunity to purchase good health care companies at good prices, fulfilling our desire to have both fundamental and valuation attraction. In the period our overweight position in health care detracted from returns, however, our stock selection more than offset the effect and contributions from the sector were the highest in the period. Encompass Health, Abbvie, Becton Dickinson and Novo Nordisk all contributed positively to returns.

Stocks that detracted from returns include Corning, Lions Gate Entertainment and Nielsen. We exited Nielsen as we found opportunities for other investments that were more attractive. Corning’s fundamentals are currently being pressured by an increase in investments to support future growth and to continue diversify its product mix away from displays. We view this as a temporary investment that will reward patient, long-term investors like us.

12

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

In the period we initiated a position in Weyerhaeuser, the largest supplier of lumber in the U.S. All of its forests are sustainably managed and by nature of its size it is also the largest tree planter in the U.S. The market for new houses remains constrained. Since the financial crisis the impediment to building new houses in the U.S. has created a supply-demand imbalance, driving up the cost of living. We believe the constraints will elongate the cycle, one in which Weyerhaeuser will benefit from, yet its valuation is not reflective of it. Our investment in Weyerhaeuser and another new addition, Brookfield Property Managers, represents a departure of sorts from our view that asset-sensitive sectors are over-valued. We do note, however, that not all real estate is created equal. Brookfield Property is a relatively new company spun out of well pedigreed asset manager: Brookfield Asset Management. Majority of its profits are generated by its high-performing office properties, yet its valuation is similar to that of a mall REIT. While it does own mall properties, its portfolio of office properties is being entirely ignored in the valuation. Over the next 3-5 years as mall owners repurpose the properties and concerns about the health of the industry fade away, it is likely that its valuation will revert to be in-line with its fundamentals.

Over the last several years we have not held many food companies. The prospect of increasing input costs and the preference shift towards more healthy and fresh food make it difficult for incumbent food manufacturers traditionally focused on shelf-stable food products to grow revenues profitably. Furthermore, with few exceptions, valuations did not reflect this fundamental shift and we have stayed away. However, over the last year the market has begun to price the fundamental shift as it has become painfully clear that profits are going to be depressed, or at a new lower level. As valuations decreased we were able to purchase Mondelez International, the former Kraft snack brand company at a significant discount to its intrinsic value. Mondelez stands apart from its competitors as a strong global franchise that is growing revenues profitably, yet its valuation has experienced similar compression as those that aren’t. It has done so by creating new, healthier products, limited calorie packs while focusing on sustainable sourcing.

Kimberly-Clark was also a recent addition to the portfolio yet it is a company we have owned in the past and are familiar with its keen management and business strategy. Management at Kimberly-Clark is a good steward of capital with sound governance practices. As the consumer staples sector underperformed over the last year we were once again provided the opportunity to purchase a company with positive fundamental attributes at a reasonable price.

Several other new additions to the portfolio are Moller-Maersk, the largest shipping company in the world; Nutrien (formerly Potash), a fertilizer company with improving fundamentals and a basement bargain price and Tapestry, formerly Coach (and Kate Spade), which was a top contributor to returns in the period.

In favor of our new investments we exited Qualcomm, MetLife, Cardinal Health, Nielsen, Procter & Gamble, National Oilwell Varco and Pentair. With the exception of Cardinal and Nielsen, all investments were successful and are exiting in favor of other investments with higher fundamental-valuation attractiveness. Cardinal Health was initiated and eliminated during the year as we changed our opinion of the pharmaceutical distributors when it became clear that it will likely be facing headwinds from a fierce competitor for years to come: Amazon. Although the stock appeared to exhibit both fundamental and valuation attraction at the beginning of the holding period, its fundamentals have deteriorated to a point where we no longer believe they will support the valuation.

In addition to those previously mentioned, during the quarter we added to AIG, Radian, Medtronic, Johnson Controls, IBM, Mosaic, AstraZeneca, Encompass Health and Nutrien, all of which we have increased our confidence in either its fundamentals or valuation. In favor of these we reduced Cabot, AbbVie, Royal Phillips and M&T Bank.

The conviction in our positioning and the individual companies we own that has helped generate excess returns in the period comes only from gaining an understanding of the companies and industries in which they operate. This is the value we hope to provide to our shareholders over the long-term and is generated from the research we perform. One cannot have conviction without it. Our focus on purchasing companies with positive fundamental and valuation attributes is reinforced by the strategy’s focus on governance. It is the intersection of these three attributes that inform our opinions to buy and sell and creates the characteristics that our Socially Responsible clients and shareholders desire.

Current and future portfolio holdings are subject to change and risk.

The MSCI KLD 400 Social Index and the Morningstar Category are used to compare fund performance to its peers. It is not possible to invest directly into an index or category. Past performance is no guarantee of future results.

Risk Considerations: Mutual fund investing involves risk, including the possible loss of principal. Socially responsible investment criteria may limit the number of investment opportunities available to the Fund or it may invest a larger portion of its assets in certain sectors which could be more sensitive to market conditions, economic, regulatory and environmental developments. These factors

13

BAYWOOD SOCIALLYRESPONSIBLE FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

could negatively impact the Fund’s returns. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

14

BAYWOOD SOCIALLYRESPONSIBLE FUND PERFORMANCE CHART AND ANALYSIS MARCH 31, 2018

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Baywood SociallyResponsible Fund (the “Fund”) compared with the performance of the primary benchmark, Morningstar Large Value Index, and the secondary benchmark, MSCI KLD 400 Social Index (the “indices”), over the past ten fiscal years. The Morningstar Large Value Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The MSCI KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance ratings and excludes companies whose products have negative social or environmental impacts. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Morningstar Large Value Index and MSCI KLD 400 Social Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Ten Years
Baywood SociallyResponsible Fund - Investor Shares*	9.24%	7.52%	5.59%
Morningstar Large Value Index	8.76%	10.69%	6.77%
MSCI KLD 400 Social Index	14.67%	13.05%	9.78%

*
Performance for Investor Shares for periods prior to January 8, 2016, reflects the performance and expenses of City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the “Predecessor Fund”).

15

BAYWOOD SOCIALLYRESPONSIBLE FUND PERFORMANCE CHART AND ANALYSIS MARCH 31, 2018

Comparison of Change in Value of a $100,000 Investment
Institutional Shares vs. Morningstar Large Value Index and MSCI KLD 400 Social Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Years	Ten Years
Baywood SociallyResponsible Fund - Institutional Shares*	9.45%	7.73%	5.83%
Morningstar Large Value Index	8.76%	10.69%	6.77%
MSCI KLD 400 Social Index	14.67%	13.05%	9.78%

*
Performance for Institutional Shares for periods prior to January 8, 2016, reflects the performance and expenses of City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the “Predecessor Fund”).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 2.64% and 2.64%, respectively. However, the Fund’s advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.14% and 0.89% for Investor Shares and Institutional Shares, respectively, through at least January 31, 2019 (the “Expense Cap”) (the “Expense Cap”). The advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 409-2297.
16

BAYWOOD SOCIALLYRESPONSIBLE FUND SCHEDULE OF INVESTMENTS MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 93.0%
Basic Materials - 4.3%
3,500	Nutrien, Ltd.	$165,410
7,900	The Mosaic Co.	191,812
		357,222
Capital Goods / Industrials - 4.3%
5,538	Johnson Controls International PLC	195,159
3,000	Sensata Technologies Holding PLC (a)	155,490
		350,649
Consumer Cyclicals - 5.8%
3,900	L Brands, Inc.	149,019
1,100	Lithia Motors, Inc., Class A	110,572
13,300	TRI Pointe Group, Inc. (a)	218,519
		478,110
Consumer Discretionary - 6.7%
2,800	AutoNation, Inc. (a)	130,984
9,300	Discovery Communications, Inc., Class C (a)	181,536
3,700	Lions Gate Entertainment Corp., Class B	89,096
2,800	Tapestry, Inc.	147,308
		548,924
Consumer Staples - 2.7%
700	Kimberly-Clark Corp.	77,091
1,300	PepsiCo., Inc.	141,895
		218,986
Consumer, Non-cyclical - 0.5%
1,000	Mondelez International, Inc., Class A	41,730
Energy - 5.2%
5,400	Cabot Oil & Gas Corp.	129,492
4,700	Centennial Resource Development, Inc., Class A (a)	86,245
6,600	Devon Energy Corp.	209,814
		425,551

Financials - 23.0%
6,100	Air Lease Corp.	259,982
2,900	American Express Co.	270,512
3,400	American International Group, Inc.	185,028
11,400	Bank of America Corp.	341,886
2,200	BOK Financial Corp.	217,778
5,750	Brookfield Asset Management, Inc., Class A	224,250
1,300	M&T Bank Corp.	239,668
7,600	Radian Group, Inc.	144,704
		1,883,808
Health Care - 16.4%
1,000	AbbVie, Inc.	94,650
4,700	AstraZeneca PLC, ADR	164,359
1,100	Becton Dickinson and Co.	238,370
2,200	Encompass Health Corp.	125,774
7,400	Koninklijke Philips NV, ADR	283,494
700	Laboratory Corp. of America Holdings (a)	113,225
3,100	Medtronic PLC	248,682
1,500	Novo Nordisk A/S, ADR	73,875
		1,342,429
Real Estate - 3.8%
8,100	Brookfield Property Partners LP	155,439
4,400	Weyerhaeuser Co. REIT	154,000
		309,439
Technology - 15.4%
7,500	Cisco Systems, Inc.	321,675
5,600	Corning, Inc.	156,128
5,400	HP, Inc.	118,368
6,100	Intel Corp.	317,688
1,500	International Business Machines Corp.	230,145

Shares	Security Description	Value
Technology - 15.4% (continued)
1,300	Microsoft Corp.	$118,651
		1,262,655
Transportation - 4.9%
13,600	AP Moller - Maersk A/S, ADR	106,352
1,200	Kansas City Southern	131,820
1,200	Union Pacific Corp.	161,316
		399,488
Total Common Stock (Cost $6,409,443)		7,618,991
Money Market Fund - 7.7%
633,380	Morgan Stanley Institutional Liquidity
Funds Government Portfolio, Institutional
Class, 1.59% (b)
(Cost $633,380)		633,380
Investments, at value - 100.7% (Cost $7,042,823)		$8,252,371
Other Assets & Liabilities, Net - (0.7)%		(58,033)
Net Assets - 100.0%		$8,194,338

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's instruments as of March 31, 2018.

The  inputs  or  methodology  used  for  valuing  securities  are  not  necessarily an indication of the risks associated with investing in those securities. For more information  on  valuation  inputs,  and  their  aggregation  into  the  levels  used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$7,618,991
Level 2 - Other Significant Observable Inputs	633,380
Level 3 - Significant Unobservable Inputs	–
Total	$8,252,371

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed  in  this  table  is  a  Money  Market  Fund.  Refer  to  this  Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

See Notes to Financial Statements.
17

BAYWOOD SOCIALLYRESPONSIBLE FUND SCHEDULE OF INVESTMENTS MARCH 31, 2018

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	4.3%
Capital Goods / Industrials	4.2%
Consumer Cyclicals	5.8%
Consumer Discretionary	6.7%
Consumer Staples	2.7%
Consumer, Non-cyclical	0.5%
Energy	5.2%
Financials	22.8%
Health Care	16.3%
Real Estate	3.7%
Technology	15.3%
Transportation	4.8%
Money Market Fund	7.7%
100.0%

See Notes to Financial Statements.
18

BAYWOOD SOCIALLY RESPONSIBLE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $7,042,823)	$8,252,371
Cash	8,218
Receivables:
Dividends	11,414
From investment advisor	6,468
Prepaid expenses	13,999
Total Assets	8,292,470
LIABILITIES
Payables:
Investment securities purchased	72,769
Fund shares redeemed	12,092
Accrued Liabilities:
Trustees’ fees and expenses	86
Fund services fees	5,430
Other expenses	7,755
Total Liabilities	98,132
NET ASSETS	$8,194,338
COMPONENTS OF NET ASSETS
Paid-in capital	$7,074,641
Undistributed net investment income	1,669
Accumulated net realized loss	(91,520)
Net unrealized appreciation	1,209,548
NET ASSETS	$8,194,338
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	227,828
Institutional Shares	471,568
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $2,672,794)	$11.73
Institutional Shares (based on net assets of $5,521,544)	$11.71

See Notes to Financial Statements.
19

BAYWOOD SOCIALLY RESPONSIBLE FUND
STATEMENTS OF OPERATIONS
SIX  MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $780)	$77,436
Total Investment Income	77,436
EXPENSES
Investment advisor fees	29,759
Fund services fees	36,542
Transfer agent fees:
Investor Shares	8,931
Institutional Shares	9,215
Distribution fees:
Investor Shares	3,534
Custodian fees	2,508
Registration fees:
Investor Shares	7,536
Institutional Shares	7,796
Professional fees	10,431
Trustees' fees and expenses	1,136
Other expenses	13,535
Total Expenses	130,923
Fees waived and expenses reimbursed	(89,551)
Net Expenses	41,372
NET INVESTMENT INCOME	36,064
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	325,866
Net change in unrealized appreciation (depreciation) on investments	(617)
NET REALIZED AND UNREALIZED GAIN	325,249
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$361,313

See Notes to Financial Statements.
20

BAYWOOD SOCIALLYRESPONSIBLE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$36,064	$85,258
Net realized gain	325,866	1,077,354
Net change in unrealized appreciation (depreciation)	(617)	408,585
Increase in Net Assets Resulting from Operations	361,313	1,571,197

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(8,737)	(57,751)
Institutional Shares	(27,349)	(72,531)
Net realized gain:
Investor Shares	(36,996)	–
Institutional Shares	(75,417)	–
Total Distributions to Shareholders	(148,499)	(130,282)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	23,882	451,332
Institutional Shares	101,069	285,008
Reinvestment of distributions:
Investor Shares	43,331	56,463
Institutional Shares	102,311	72,083
Redemption of shares:
Investor Shares	(345,541)	(8,327,460)
Institutional Shares	(221,768)	(1,145,359)
Decrease in Net Assets from Capital Share Transactions	(296,716)	(8,607,933)
Decrease in Net Assets	(83,902)	(7,167,018)
NET ASSETS
Beginning of Period	8,278,240	15,445,258
End of Period (Including line (a))	$8,194,338	$8,278,240
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,907	41,978
Institutional Shares	8,302	25,941
Reinvestment of distributions:
Investor Shares	3,603	5,238
Institutional Shares	8,533	6,593
Redemption of shares:
Investor Shares	(28,792)	(771,560)
Institutional Shares	(17,974)	(107,029)
Decrease in Shares	(24,421)	(798,839)

(a) Undistributed net investment income	$1,669	$1,691

See Notes to Financial Statements.
21

BAYWOOD SOCIALLYRESPONSIBLE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Years Ended September 30,

			2017	2016	2015	2014	2013
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.45		$10.14	$10.16	$11.42	$12.26	$10.04
INVESTMENT OPERATIONS
Net investment income (a)	0.04		0.06	0.08	0.11	0.18	0.09
Net realized and unrealized gain (loss)	0.44		1.35	0.71	(0.98)	1.15	2.22
Total from Investment Operations	0.48		1.41	0.79	(0.87)	1.33	2.31
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)		(0.10)	(0.28)	(0.10)	(0.15)	(0.09)
Net realized gain	(0.16)		–	(0.53)	(0.29)	(2.02)	–
Total Distributions to Shareholders	(0.20)		(0.10)	(0.84)	(0.39)	(2.17)	(0.09)
NET ASSET VALUE, End of Period	$11.73		$11.45	$10.14	$10.16	$11.42	$12.26
TOTAL RETURN	4.14	%(b)	13.98%	8.28%	(7.86)%	12.11%	23.12%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$2,673		$2,874	$9,890	$23,045	$26,763	$31,387
Ratios to Average Net Assets:
Net investment income	0.67	%(c)	0.60%	0.77%	0.99%	1.55%	0.81%
Net expenses	1.14	%(c)	1.14%	1.28%	1.14%	1.14%	1.13%
Gross expenses (d)	3.69	%(c)	2.64%	1.84%	1.37%	1.46%	1.38%
PORTFOLIO TURNOVER RATE	17	%(b)	42%	57%	29%	34%	42%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
22

BAYWOOD SOCIALLYRESPONSIBLE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Years Ended September 30,

			2017	2016	2015		2014	2013
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.43		$10.15	$10.18	$11.45		$12.28	$10.06
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.10	0.14	0.14		0.19	0.12
Net realized and unrealized gain (loss)	0.44		1.33	0.66	(0.99)		1.18	2.22
Total from Investment Operations	0.50		1.43	0.80	(0.85)		1.37	2.34
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.06)		(0.15)	(0.30)	(0.13)		(0.18)	(0.12)
Net realized gain	(0.16)		–	(0.53)	(0.29)		(2.02)	–
Total Distributions to Shareholders	(0.22)		(0.15)	(0.83)	(0.42)		(2.20)	(0.12)
NET ASSET VALUE, End of Period	$11.71		$11.43	$10.15	$10.18		$11.45	$12.28
TOTAL RETURN	4.32	%(b)	14.18%	8.40%	(7.70)%		12.46%	23.38%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$5,522		$5,404	$5,555	$238,379		$172,830	$45,357
Ratios to Average Net Assets:
Net investment income	0.93	%(c)	0.92%	1.35%	1.22%		1.62%	1.10%
Net expenses	0.89	%(c)	0.89%	0.89%	0.89%		0.89%	0.87%
Gross expenses (d)	2.78	%(c)	2.64%	1.00%	0.87	%(e)	0.96%	0.87%
PORTFOLIO TURNOVER RATE	17	%(b)	42%	57%	29%		34%	42%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See Notes to Financial Statements.
23

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

Baywood ValuePlus Fund and Baywood SociallyResponsible Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Baywood ValuePlus Fund commenced operations on December 2, 2013, through a reorganization of a collective investment trust into the Baywood ValuePlus Fund. The collective investment trust was previously managed by the Baywood ValuePlus Fund’s Advisor and portfolio management team. This collective investment trust was organized and commenced operations on June 27, 2008. The Baywood ValuePlus Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood ValuePlus Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Baywood SociallyResponsible Fund commenced operations on January 3, 2005. The Baywood SociallyResponsible Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood SociallyResponsible Fund seeks to provide long-term capital growth.

On December 7, 2015, at a special meeting of shareholders of Baywood SociallyResponsible Fund, formerly City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the "Predecessor Fund"), the shareholders approved a proposal to reorganize the Predecessor Fund into the Baywood SociallyResponsible Fund, a newly created series of the Forum   Funds II. The Predecessor Fund was sub-advised by the Fund's Advisor, SKBA Capital Management, LLC, with the same portfolio managers as Baywood SociallyResponsible Fund. The Baywood SociallyResponsible Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines and restrictions. The primary purpose of the reorganization was to move the Predecessor Fund to a newly created series of Forum Funds II. As a result of the reorganization, the Baywood SociallyResponsible Fund is now operating under the supervision of a different board of trustees. On January 8, 2016, the Baywood SociallyResponsible Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for Shares of the Baywood SociallyResponsible Fund with the same aggregate value. No commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash
24

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. Each Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future
25

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Advisor – SKBA Capital Management, LLC (the “Advisor”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, at an annual rate of 0.50% and 0.70% of the average daily net assets of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, each Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of each Fund’s average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Funds. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 0.95% and Institutional Shares to 0.70% through January 31, 2019, for Baywood ValuePlus Fund. The Advisor also has contractually agreed to waive its fees and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 1.14% and Institutional Shares to 0.89% through January 31, 2019, for Baywood SociallyResponsible Fund. Other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2018, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
Baywood ValuePlus Fund	$6,571	$62,825	$23,278	$92,674
Baywood SociallyResponsible Fund	29,760	37,270	22,521	89,551

The Advisor may be reimbursed by each Fund for fees waived and expenses reimbursed by the Advisor pursuant to the expense cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2018, $413,467 and $299,225 in the Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively, is subject to recapture by the Advisor. Other Waivers are not eligible for recoupment.
26

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2018, were as follows:

	Purchases	Sales
Baywood ValuePlus Fund	$592,973	$455,778
Baywood SociallyResponsible Fund	1,345,253	1,761,384

Note 6. Federal Income Tax

As  of  March  31,  2018,  the  cost  for  federal  income  tax  purposes  is  substantially  the  same  as  for  financial  statement purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Baywood ValuePlus Fund	$440,430	$(53,691)	$386,739
Baywood SociallyResponsible Fund	1,417,436	(207,888)	1,209,548

As of September 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
Baywood ValuePlus Fund	$40	$73,877	$360,635	$434,552
Baywood SociallyResponsible Fund	1,691	112,413	794,673	908,777

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets  and Liabilities are primarily due to wash sales and equity return of capital.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
27

BAYWOOD FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (855) 409-2297 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 409-2297 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the fund, you incur ongoing costs, including management fees, distribution (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing  in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

28

BAYWOOD FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2018

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Baywood ValuePlus Fund
Investor Shares
Actual	$1,000.00	$1,063.52	$4.89	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Shares
Actual	$1,000.00	$1,065.13	$3.60	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Baywood SociallyResponsible Fund
Investor Shares
Actual	$1,000.00	$1,041.38	$5.80	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Institutional Shares
Actual	$1,000.00	$1,043.21	$4.53	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48	0.89%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

29

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

Dear Shareholder,

From the launch of the Caravan Frontier Markets Opportunities Fund (the ”Fund”) on November 14, 2017 to the period ending March 31, 2018, the Fund’s Institutional Shares returned 5.10%, underperforming the benchmark MSCI Frontier Emerging Markets Index (“Frontier Emerging Markets”) net return of 6.95%. Supra Institutional Shares commenced operations on November 15, 2017 and returned 5.23% for the period ending March 31, 2018, underperforming the benchmark return of 6.86%.

Egypt was the largest positive contributor to relative performance compared to the Fund’s benchmark, benefiting from both an overweight position as well as positive stock selection. We believe the Egyptian equity market was supported by expectations for, and the subsequent confirmation of, political continuity via President el-Sisi’s re-election in March. In addition, we believe favorable macro-economic trends such as a beginning of an interest rate reduction cycle on easing inflationary pressures, a largely stable Egyptian Pound, and a likely fiscal policy tilt towards more pro-growth measures also helped that market. At the stock level, we highlight Elsewedy Electric, the local power equipment and Engineering, Procurement and Construction (EPC) company that we visited on-site early last year. In part backed by a low cost structure due to a very competitive local currency, the company has won major contracts year-to-date and is positioned to benefit from a strong pipeline of projects in Egypt and the region.

Pakistan, the Fund’s largest weight and a significant overweight relative to the benchmark, was another material positive contributor to the relative performance of the Fund. After a period of mostly declines in the 2nd half of 2017 on political instability and a widening current account deficit, we believe the Pakistan equity market was lifted by bargain hunting. Overseas investors returned to the market and mostly gravitated towards what we believe to be quality names, including our largest Pakistan holding, Lucky Cement. Industry-specific developments such as news of solid cement volume growth and successful push-through of price hikes further supported Lucky Cement shares in our view.

On the negative side, the largest detractor to the Fund’s performance relative to its benchmark during the period was our stock selection in Vietnam. The Vietnam index has been driven up by rallies in a handful of liquid large caps that we do not hold. We believe these index heavyweights have reached stretched valuations as local investors have bid them higher on anticipation of a large influx of foreign capital – a notion which has been re-enforced by news of record foreign investor attendance at locally-held conferences. In addition, we believe several successful IPOs of large state-owned enterprises in January at higher than expected valuations provided an additional lift to investor sentiment towards large caps. The Fund’s holdings there consist mainly of smaller market cap names trading at lower valuations that are more consistent with our investment philosophy and strategy.

The second largest detractor relative to our benchmark was Colombia as the Fund’s lower-than-benchmark weight in this country and overall stock selections both worked against us during the period. One of the Fund’s holdings, Cemex Latam Holdings, a local cement manufacturer with operations in Latin America, missed Q4 2017 expectations. However, with cement prices showing some nascent signs of firming, we expect the operating environment to improve in 2018. The Fund’s relative performance was also hurt by the exclusion of two index heavyweights Bancolombia and Ecopetrol, which rallied during the period.

We note that one-off startup issues associated with the launching of the Fund in mid-November was an additional source of the Fund’s underperformance for the period. During the first three days after launch, the Fund held only cash due to operational reasons – a decision which was conservative and prudent but unfortunately proved to be a drag on performance as the benchmark returned +1.3% over these first three days. A greater than normal cash weighting, driven by high capital inflows relative to the size of the fund in this start up phase, continued to weigh on performance throughout November until the fund was fully invested in early December. When we look at a more ‘normalized’ period such as the first three months of 2018, the Fund’s Supra Institutional Shares and the Institutional Shares returned 4.16% and 3.96%, respectively, as compared to the benchmark’s return of 1.03%.

Despite the uptick in global market volatility over the past few months that we expect will remain in the near term, we are cautiously optimistic about the prospect for our frontier emerging equity market universe. We believe internally-generated positive catalysts such as economic reforms and political stabilization may outweigh externally-generated trade risks, particularly in the frontier equity markets. Indeed, we believe the likelihood of trade wars between the US and frontier countries like Egypt or Romania are nil to exceedingly improbable. While the optimism about a synchronized global economic growth has somewhat faded recently amid increasing anti-trade rhetoric, we believe the globally more sensitive parts of our universe are still in a catch-up phase relative to the US and have room to run higher should trade tensions ease. That being said, a key downside risk to this view is stronger than expected US inflation that could result in more aggressive hikes by the Fed, which, in turn, increase the probability of capital flight away from the frontier markets or cause the global cost of capital to rise. However, unexpected inflation in the US could also weaken the US dollar, enhancing the returns of investments in foreign-currency denominated equities like those held by the Fund.
1

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

We thank you for your investment in the Caravan Frontier Markets Opportunities Fund.

CARAVAN CAPITAL MANAGEMENT

Cliff Quisenberry, CFA
CEO/Chief Investment Officer
Caravan Capital Management, LLC

Important Disclosure

An investment in the Fund is subject to risk, including the possible loss of principal. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund. Foreign investments may be subject to additional risks which include international trade, currency, political, regulatory and diplomatic risks. Emerging markets investments additional risks include greater political and economic uncertainties as well as a relative lack of information about companies in such markets.

Securities traded on frontier and emerging markets are potentially illiquid and may be subject to volatility and high transaction costs. Frontier markets may be concentrated in the Commercial Banks industry, which can be affected by global and local economic conditions. Mid, Small and micro capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. The Fund is newly created and does not have a full calendar year performance record.
2

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Caravan Frontier Markets Opportunities Fund (the “Fund”) compared with the performance of the benchmark, the MSCI Frontier Emerging Markets Index ("Frontier Emerging Markets"), since inception. The Frontier Emerging Markets is a capitalization weighted index that is designed to measure equity performance across large and mid cap companies across frontier emerging market countries. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $100,000 Investment
Caravan Frontier Markets Opportunities Fund - Institutional Shares vs. MSCI Frontier Emerging Markets Index

Average Annual Total Returns Periods Ended March 31, 2018	Since Inception*
Caravan Frontier Markets Opportunities Fund - Institutional Shares	5.10%
Caravan Frontier Markets Opportunities Fund - Supra Institutional Shares	5.23%
MSCI Frontier Emerging Markets Index (since November 14, 2017)	6.95%

*	Institutional Shares commenced operations on November 14, 2017 and Supra Institutional Shares commenced operations on November 15, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional and Supra Institutional Shares are 2.14% and 2.07%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% and 1.30%, respectively, through at least August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Common Stock - 88.0%
Argentina - 8.4%
26,200	Adecoagro SA (a)	$197,024
1,900	Banco Macro SA, ADR	205,143
3,900	BBVA Banco Frances SA, ADR	88,959
32,393	Bolsas y Mercados Argentinos SA (a)	640,362
15,217	Grupo Clarin SA, GDR	92,063
		1,223,551
Bangladesh - 5.6%
454,702	Beximco Pharmaceuticals, Ltd., GDR (a)	379,579
145,959	BRAC Bank, Ltd.	170,550
425,396	Golden Harvest Agro Industries, Ltd. (a)	199,952
2,928	Youngone Corp.	74,992
		825,073
Colombia - 6.0%
99,422	Almacenes Exito SA	586,414
90,722	CEMEX Latam Holdings SA (a)	288,979
		875,393
Cyprus - 1.4%
83,735	Bank of Cyprus Holdings PLC (a)	204,621
Egypt - 5.8%
24,851	Commercial International Bank Egypt SAE	125,467
100,112	Egyptian Financial Group-Hermes Holding Co.	146,165
17,933	Egyptian International Pharmaceuticals EIPICO	147,492
9,572	ElSewedy Electric Co.	117,622
208,986	Ghabbour Auto (a)	61,996
12,331	Integrated Diagnostics Holdings PLC (b)	57,339
41,198	Obour Land For Food Industries	51,410
163,239	Oriental Weavers	145,462
		852,953
Estonia - 0.4%
40,347	Tallink Grupp AS	54,113
Georgia - 4.1%
3,791	BGEO Group PLC	189,136
15,709	TBC Bank Group PLC	405,531
		594,667
Kazakhstan - 3.9%
16,729	Halyk Savings Bank of Kazakhstan JSC, GDR (a)	230,860
23,797	KCell JSC, GDR	113,988
54,266	Nostrum Oil & Gas PLC (a)	222,695
		567,543
Kenya - 4.7%
283,400	Equity Group Holdings, Ltd./Kenya	151,596
272,300	KCB Group, Ltd.	140,264
823,300	KenolKobil, Ltd. Group	143,129
819,100	Safaricom PLC	251,531
		686,520
Kuwait - 5.5%
23,546	Human Soft Holding Co. KSC	306,585
68,117	Mabanee Co. SAK	162,335
104,625	Mobile Telecommunications Co. KSC	167,624
65,400	National Bank of Kuwait SAKP	163,719
		800,263
Mauritius - 1.3%
23,400	MCB Group, Ltd.	193,946
Nigeria - 4.1%
2,395,579	Guaranty Trust Bank PLC	297,451
3,720,287	Zenith Bank PLC	302,790
		600,241

Shares	Security Description	Value
Pakistan - 8.5%
166,500	Engro Fertilizers, Ltd.	$100,390
85,100	Kohinoor Textile Mills, Ltd.	49,242
76,450	Lucky Cement, Ltd.	456,050
98,400	MCB Bank, Ltd.	189,382
301,000	Oil & Gas Development Co., Ltd.	454,500
		1,249,564
Peru - 5.4%
98,607	Alicorp SAA, Class C	343,866
65,776	BBVA Banco Continental SA	88,692
800	Credicorp, Ltd.	181,632
225,056	Ferreycorp SAA	177,196
		791,386
Philippines - 4.7%
1,552,000	Cosco Capital, Inc.	220,110
16,647,000	STI Education Systems Holdings, Inc.	465,807
		685,917
Romania - 4.0%
417,629	Banca Transilvania SA	290,552
73,472	BRD-Groupe Societe Generale SA	289,042
		579,594
Senegal - 1.4%
4,645	Sonatel	200,838
Sri Lanka - 3.9%
312,251	John Keells Holdings PLC	320,072
437,804	Tokyo Cement Co. Lanka PLC	151,840
331,311	Tokyo Cement Co. Lanka PLC, Non-Voting Shares	97,882
		569,794
Ukraine - 1.5%
16,384	MHP SE, GDR (a)	223,642
United Arab Emirates - 1.3%
394,179	Gulf Marine Services PLC	193,562
Vietnam - 6.1%
2,936,000	CP Pokphand Co., Ltd.	228,201
40,000	FPT Corp.	104,342
45,774	LS Cable & System Asia, Ltd.	315,209
129,200	PetroVietnam Technical Services Corp.	117,818
107,520	Superdong Fast Ferry Kien Giang Jsc	123,738
		889,308
Total Common Stock (Cost $12,502,895)		12,862,489

Investment Companies - 4.6%
1,089,965	Fondul Proprietatea SA/Fund	268,214
82,026	VinaCapital Vietnam Opportunity Fund, Ltd.	401,638
Total Investment Companies (Cost $621,017)		669,852
Exchange Traded Funds - 4.5%
6,600	iShares MSCI Frontier 100 ETF	231,726
10,700	iShares MSCI Saudi Arabia ETF	313,403
5,900	WisdomTree Middle East Dividend Fund ETF	110,507
Total Exchange Traded Funds (Cost $604,714)		655,636

Money Market Fund - 4.5%
659,409	Fidelity Investments Treasury Portfolio, Institutional Shares, 1.53% (c)
	(Cost $659,409)	659,409
Investments, at value - 101.6% (Cost $14,388,035)		$14,847,386
Other Assets & Liabilities, Net - (1.6)%		(235,225)
Net Assets - 100.0%		$14,612,161

See Notes to Financial Statements.
4

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $57,339 or 0.4% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on  valuation inputs, and their aggregation into the levels used  in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$14,187,977
Level 2 - Other Significant Observable Inputs	659,409
Level 3 - Significant Unobservable Inputs	–
Total	$14,847,386

The Level 1 value displayed in this table are Common Stock, Investment Companies and Exchange Traded Funds. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by country.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Argentina	8.2%
Bangladesh	5.6%
Colombia	5.9%
Cyprus	1.4%
Egypt	5.8%
Estonia	0.4%
Georgia	4.0%
Kazakhstan	3.8%
Kenya	4.6%
Kuwait	5.4%
Mauritius	1.3%
Nigeria	4.0%
Pakistan	8.4%
Peru	5.3%
Philippines	4.6%
Romania	3.9%
Senegal	1.4%
Sri Lanka	3.8%
Ukraine	1.5%
United Arab Emirates	1.3%
Vietnam	6.0%
Investment Companies	4.5%
Exchange Traded Funds	4.4%
Money Market Fund	4.5%
100.0%

See Notes to Financial Statements.
5

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $14,388,035)	$14,847,386
Foreign currency (Cost $122,975)	122,887
Receivables:
Fund shares sold	13,570
Investment securities sold	45,179
Dividends	41,758
Deferred offering costs	22,044
Total Assets	15,092,824
LIABILITIES
Payables:
Investment securities purchased	403,227
Foreign capital gains tax payable	42,682
Accrued Liabilities:
Investment adviser fees	17,977
Trustees’ fees and expenses	35
Fund services fees	2,926
Other expenses	13,816
Total Liabilities	480,663
NET ASSETS	$14,612,161
COMPONENTS OF NET ASSETS
Paid-in capital	$14,185,964
Undistributed net investment income	11,189
Accumulated net realized loss	(738)
Net unrealized appreciation	415,746
NET ASSETS	$14,612,161
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	146,196
Supra Institutional Shares	1,243,343
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,536,612, respectively)	$10.51
Supra Institutional Shares (based on net assets of $13,075,549, respectively)	$10.52

*	Shares redeemed or exchanged within 90 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.
6

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
PERIOD ENDED MARCH 31, 2018*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $6,299)	$63,677
Interest income	45
Total Investment Income	63,722
EXPENSES
Investment adviser fees	41,221
Fund services fees	32,172
Transfer agent fees:
Institutional Shares	4,622
Supra Institutional Shares	5,578
Custodian fees	14,276
Registration fees:
Institutional Shares	852
Supra Institutional Shares	1,427
Professional fees	10,586
Trustees' fees and expenses	1,070
Offering costs	4,885
Other expenses	13,670
Total Expenses	130,359
Fees waived and expenses reimbursed	(80,460)
Net Expenses	49,899
NET INVESTMENT INCOME	13,823
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	46,616
Foreign currency transactions	(47,354)
Net realized loss	(738)
Net change in unrealized appreciation (depreciation) on:
Investments	459,351
Deferred foreign capital gains taxes	(42,682)
Foreign currency translations	(923)
Net change in unrealized appreciation (depreciation)	415,746
NET REALIZED AND UNREALIZED GAIN	415,008
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$428,831

*	Commencement of operations was November 14, 2017.

See Notes to Financial Statements.
7

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS

November 14, 2017* through March 31, 2018
OPERATIONS
Net investment income	$13,823
Net realized loss	(738)
Net change in unrealized appreciation (depreciation)	415,746
Increase in Net Assets Resulting from Operations	428,831

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Supra Institutional Shares	(2,634)
Total Distributions to Shareholders	(2,634)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,488,304
Supra Institutional Shares	12,827,186
Reinvestment of distributions:
Supra Institutional Shares	2,634
Redemption of shares:
Institutional Shares	(15)
Supra Institutional Shares	(133,760)
Redemption fees:
Institutional Shares	185
Supra Institutional Shares	1,430
Increase in Net Assets from Capital Share Transactions	14,185,964
Increase in Net Assets	14,612,161

NET ASSETS
End of Period (Including line (a))	$14,612,161
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	146,198
Supra Institutional Shares	1,256,036
Reinvestment of distributions:
Supra Institutional Shares	263
Redemption of shares:
Institutional Shares	(2)
Supra Institutional Shares	(12,956)
Increase in Shares	1,389,539

(a) Undistributed net investment income	$11,189

*	Commencement of operations.

See Notes to Financial Statements.
8

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	November 14, 2017 (a) Through March 31, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.00	(c)
Net realized and unrealized gain	0.51
Total from Investment Operations	0.51
REDEMPTION FEES(b)	0.00	(c)
NET ASSET VALUE, End of Period	$10.51
TOTAL RETURN	5.10	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,537
Ratios to Average Net Assets:
Net investment income	0.09	%(e)
Net expenses	1.57	%(e)
Gross expenses (f)	5.04	%(e)
PORTFOLIO TURNOVER RATE	6	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
9

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	November 15, 2017 (a) Through March 31, 2018
SUPRA INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.02
Net realized and unrealized gain	0.50
Total from Investment Operations	0.52
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.00	)(c)
Total Distributions to Shareholders	(0.00)
REDEMPTION FEES(b)	0.00	(c)
NET ASSET VALUE, End of Period	$10.52
TOTAL RETURN	5.23	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$13,076
Ratios to Average Net Assets:
Net investment income	0.39	%(e)
Net expenses	1.28	%(e)
Gross expenses (f)	3.23	%(e)
PORTFOLIO TURNOVER RATE	6	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
10

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

The Caravan Frontier Markets Opportunities Fund (the “Fund”) is a diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Supra Institutional Shares. Institutional Shares and Supra Institutional Shares commenced operations on November 14, 2017, and November 15, 2017, respectively. The Fund’s investment objective is long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants  that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity
11

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2018, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund will file a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.
12

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Offering Costs – Offering costs for the Caravan Frontier Markets Opportunities Fund of $26,929 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Caravan Frontier Markets Opportunities Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Caravan Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.10% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% and 1.30%, through August 1, 2019, of the Institutional Shares and Supra Institutional Shares, respectively. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2018, fees waived and/or reimbursed expenses were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$41,222	$28,655	$10,583	$80,460

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current
13

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2018, $69,877 is subject to recapture by the Adviser.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2018, were $14,244,324 and $562,315, respectively.

Note 6. Federal Income Tax

As of March 31, 2018, cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$939,316
Gross Unrealized Depreciation	(479,965)
Net Unrealized Appreciation	$459,351

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$65,766
Unrealized Appreciation	359,668
Total	$425,434

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in passive foreign investment companies.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
14

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
ADDITIONAL INFORMATION
MARCH 31, 2018

Investment Advisory Agreement Approval

At the March 23, 2017 Board meeting (the “March meeting”), the Board, including the Independent Trustees, met in person and considered the approval of a new investment advisory agreement between the Adviser and the Trust as it relates to the services to be provided to the Fund, a new series of the Trust (the “Advisory Agreement”). In preparation for the March meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Adviser to a letter circulated on the Board's behalf concerning the Adviser’s personnel, operations, financial condition, performance, compensation and services to be provided to the Fund by the Adviser. During its deliberations, the Board received an oral presentation from the Adviser and discussed the materials with the Adviser, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and, as necessary, with the Trust's administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.

At the March meeting, the Board reviewed, among other matters, the topics discussed below:

Nature, Extent and Quality of Services

Based on written materials received and the presentation from personnel of the Adviser regarding the Adviser’s operations, the Board considered the quality of services proposed to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, and the investment philosophy and decision-making process of those professionals.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is financially stable and has the operational capability and the necessary staffing and experience to provide advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

Recognizing that the Fund is new and has no performance history, the Board did not consider the performance history of the Fund. Instead, the Board considered the performance achieved by several employees of the Adviser with regard to managing a private fund with a comparable investment strategy, noting that the performance achieved for the comparable fund had been positive. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board evaluated the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s relevant Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate proposed for the Fund was lower than the median of the other funds in the Broadridge peer group. The Board also recognized that the Adviser proposed to waive fees or reimburse expenses to the extent necessary to keep the total expense ratio of the Fund at a competitive level. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be reasonable in light of the nature, extent and quality of services provided by the Adviser.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the estimated costs of services and its estimated profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and estimated profitability of its mutual fund activities. The Board recognized that profits to be realized by the Adviser would be a function of the future growth in assets of the Fund and concluded that the costs of services to be provided and profits to be realized by the Adviser were not a material factor in approving the Advisory Agreement, but that the Adviser’s estimated profits attributable to management of the Fund did not appear unreasonably high in light of the nature, extent and quality of the services to be provided by the Adviser.
15

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
ADDITIONAL INFORMATION
MARCH 31, 2018

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a factor  in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits to be received by the Adviser from its relationship with the Fund were not a factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Independent Legal Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (844) 856-1516 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the period from the Fund’s commencement of operations to June 30 will be available, without charge and upon request, by calling (844) 856-1516 and no later than August 31 of this year on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November
14, 2017 and November 15, 2017, for Institutional and Supra Institutional Shares, respectively, through March 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing
16

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
ADDITIONAL INFORMATION
MARCH 31, 2018

in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value November 14, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Caravan Frontier Markets Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,051.00	$8.18	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$9.15	1.60%

	Beginning Account Value November 15, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Caravan Frontier Markets Opportunities Fund
Supra Institutional Shares
Actual	$1,000.00	$1,052.35	$6.65	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$7.46	1.30%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period (except for the Fund's actual return information which reflects the 138-day period between November 14, 2017, the commencement of operations for the Institutional Shares, and the 137-day period between November 15, 2017, the commencement of operations for the Supra Institutional Shares, through March 31, 2018).

17

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

INSTITUTIONAL SHARES (CFROX)

SUPRA INSTITUTIONAL SHARES (CSFOX)

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(844) 856-1516 (toll free)

INVESTMENT ADVISER
Caravan Capital Management, LLC
950 Pacific Avenue, Suite 500
Tacoma, WA 98402

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

206-SAR-0318

TABLE OF CONTENTS

A Message to Our Shareholders	1

Gurtin National Municipal Opportunistic Value Fund
Performance Chart and Analysis	4
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12

Gurtin California Municipal Opportunistic Value Fund
Performance Chart and Analysis	14
Schedule of Investments	16
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22

Gurtin National Municipal Intermediate Value Fund
Performance Chart and Analysis	23
Schedule of Investments	24
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32

Gurtin California Municipal Intermediate Value Fund
Performance Chart and Analysis	33
Schedule of Investments	34
Statement of Assets and Liabilities	37
Statement of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	40

Notes to Financial Statements	41
Additional Information	46

GURTIN VALUE FUNDS
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

Dear Shareholders:

The municipal market is changing, with the most recent catalyst being the Tax Cuts and Jobs Act of 2017 (TCJA), and we are very proud to say that we have built a nimble and disciplined firm that we believe is well positioned to take advantage of the municipal market’s evolution. Although tax reform of the scale we saw introduced in November 2017 likely only comes around every couple decades, at Gurtin, the drive to always be one step ahead in a changing world is deeply engrained in our firm ethos. We believe this foundational value proposition allows us to make investors feel more comfortable with their municipal investments and financial future as we strive to deliver first-class client service, deep municipal bond management expertise, and creative municipal strategies that uncover often overlooked value.

Recent Performance of our Mutual Funds

In the past year, our Opportunistic Value and Intermediate Value Gurtin funds (collectively, the “Gurtin Funds”) performed exceptionally well as they continued to present attractive risk-adjusted returns by leveraging our state of the art trade aggregation and routing technology and credit research. Furthermore, we have been able to achieve these results without straying from our investment philosophy that undue credit risk has no place in a municipal bond allocation.

For context, the investment objective of all the Gurtin Funds is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. In the management of our Municipal Intermediate Value Mutual Funds (GCMVX and GNMVX), we seek a level of tax-exempt income that exceeds that of a standard intermediate duration fund, while in the management of our Municipal Opportunistic Value Mutual Funds (GCMFX and GNMFX), we seek a high level of tax-exempt income. In all our funds, we take an intelligently contrarian approach that is at once disciplined, value-oriented, and flexible – patiently waiting  for opportunities to capture value on bonds which meet higher yield targets by using proprietary credit and market research  to identify higher yielding, high quality credits and bond structures that are misunderstood by the market.

Source: Gurtin. 3-year evaluation period beginning 03/31/2015 and ending 03/31/2018. Alpha is a risk-adjusted measure of excess return of the Fund over the risk-free rate relative to the excess return of the respective benchmark over the risk-free rate. An alpha of 1 indicates that the Fund has outperformed the index by 1% on a risk adjusted basis. GCMVX and GNMVX alpha based on 2-years of data due to strategy lifetime.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data current to the most recent month-end please call 1-844-342-5763.

Looking Forward to a Changing Municipal Bond Market

The TCJA has potentially impacted both the supply and demand dynamics of the municipal bond market, as the elimination of advance refundings could shift the supply landscape while the reduction in the corporate tax rate may reduce demand from banks and insurance companies.

On the supply side, the elimination of advance refundings has led some to speculate that issuers may shift their bond  issuance away from the traditional 10-year call structure to bonds with call dates less than 10-years from issuance. Historically, municipal bonds with over 10 years to maturity were issued with a 10-year call provision; in essence, some are speculating that a higher percentage of municipal bonds with over 10 years to maturity will be issued with a call provision less than 10 years, such as a 5-year call or 8-year call, allowing the issuer to call the bond at an earlier date if it
1

GURTIN VALUE FUNDS
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2018

makes financial sense for the issuer. While we saw some preliminary evidence in Q1 2018 of a shift in call issuance from 10-year to 8-year calls, as shown in Figure 2, it is still early days in the post TCJA era. The good news is that the Gurtin funds are well positioned to leverage our quantitative expertise in identifying mispriced shorter call structures. This means more potential alpha and the potential for attractive returns for our clients without necessarily assuming additional credit or interest rate risk.

On the demand side, the sharp reduction in the corporate tax rate has reduced the incentive for banks, insurance companies, and corporations to own municipal bonds. For context, historically, these types of investors have owned roughly 25-30% of the municipal bond market, focused on longer-duration municipal bonds. The marginal reduction in demand for these bonds could put upward pressure on yields, not driven by increased interest rate and/or credit risk. At Gurtin, this has been music to our ears, as we believe it will enable us to invest the Gurtin Funds aiming to achieve even greater risk adjusted returns.

How Gurtin Funds are Positioned to Potentially Capitalize on a Changing Municipal Market

In our opinion, the Gurtin Funds are well positioned to continue strong performance in the face of this evolving marketplace. Our Intermediate Value funds, which invest in callable and non-callable bonds with maturities out to 15 years, have been in a strong strategic position to invest money at higher yields without potentially taking on additional credit or interest rate risk. We believe the potential structural shift towards shorter call structures will play into our quantitative expertise in identifying mispriced callable securities, a strength which is leveraged extensively by our Opportunistic Value funds.

Further, the municipal market is now bracing for the impact of the Municipal Securities Rulemaking Board’s (MSRB) markup disclosure rule, which will require broker-dealers to reveal the markups charged on retail municipal bond transactions. In my opinion, this constitutes a sea change for the municipal market, and the new MSRB rule represents a new level of transparency for retail investors, and could shake up the way broker dealers do business, and drive retail flows into/out of mutual funds. Such flows could further increase the value of Gurtin’s mutual funds relative to purely open funds, as the investor limitations will help mitigate retail fund flows.

Given the changing municipal bond environment driven by the TCJA and the new MSRB markup disclosure rule, investors may want to consider reevaluating current municipal bond allocations and manager capabilities to be  positioned to take advantage of opportunities amidst a changing marketplace. Not  only  is  this  necessary  in  a  changing world, but we feel confident that our funds enable such positioning.

Sincerely,

William R. Gurtin
CEO, CIO, Managing Partner
Gurtin Municipal Bond Management, LLC

Important Information:
There can be no guarantee that any strategy (risk management) or otherwise will be successful. All investing involves risk, including the potential loss of principal.

Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may  be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities is impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuer’s ability to make interest and principal payments when due.
2

THIS PAGE INTENTIONALLY LEFT BLANK
3

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Opportunistic Value Fund (the “Fund”) compared with the performance of the benchmark, ICE Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years (“ICE BAML Muni Misc 7-12”) and the ICE Bank of America Merrill Lynch Municipal Blended Index (“ICE BAML Muni Blended”), since inception. The ICE BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The ICE BAML Muni Blended is a blend of 75% of the ICE Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the ICE Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $250,000 Investment
Gurtin National Municipal Opportunistic Value Fund vs.
ICE Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years and ICE Bank of America Merrill Lynch Municipal Blended Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Since Inception 05/03/10
Gurtin National Municipal Opportunistic Value Fund	2.67%	3.28%	4.23%
ICE BofAML Municipal Miscellaneous Index 7-12 Years	2.61%	2.71%	4.59%
ICE BofAML Municipal Blended Index	2.85%	3.00%	4.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.68%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.60%, through at least February 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that   a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 342-5763.

A privately offered fund managed by the Gurtin National Municipal Opportunistic Value Fund’s Adviser and portfolio management team (“Predecessor Fund”) reorganized into the Gurtin National Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16, 2009, and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of
4

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin National Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin National Municipal Opportunistic Value Fund’s performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin National Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin National Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.
5

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Municipal Bonds - 91.5%
California - 12.3%
$75,000	California Health Facilities Financing Authority, California RB, Series A	5.00%	04/01/25	$75,200
500,000	California State Public Works Board, California RB, Series B1	5.63	03/01/30	535,565
2,875,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	3,190,589
1,000,000	City of Fairfield, California COP, Series A (a)	6.55	04/01/30	674,510
665,000	County of San Bernardino, California COP	5.00	08/01/28	665,499
7,475,000	Dublin Unified School District, California GOB, Series E (a)	6.14	08/01/39	2,041,422
1,450,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	1,622,217
1,000,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR + 0.58%) (b)	1.92	09/01/27	979,350
1,000,000	Natomas Unified School District, California GOB (a)	5.05	08/01/26	635,180
1,000,000	Natomas Unified School District, California GOB (a)	5.14	08/01/27	599,710
3,050,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (USD 3 Month LIBOR + 0.53%) (b)	1.87	12/01/35	2,919,582
2,225,000	State of California, California GOB	5.50	08/01/29	2,254,081
130,000	State of California, California GOB, Series 07, AMBAC	5.13	10/01/27	130,339
1,500,000	Stockton East Water District, California COP, Series B (a)	5.96 - 5.97	04/01/20	1,336,935
2,200,000	Stockton East Water District, California COP, Series B (a)	6.09	04/01/26	1,363,978
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	262,580
				19,286,737
Colorado - 3.3%
1,000,000	City of Aurora CO, Colorado RB	5.00	12/01/40	1,056,140
2,500,000	Regional Transportation District, Colorado RB	5.00	11/01/38	2,684,225
1,350,000	State of Colorado Department of Transportation, Colorado COP	5.00	06/15/41	1,398,235
				5,138,600
Connecticut - 1.9%
3,000,000	State of Connecticut, Connecticut GOB, Series A (SIFMA Muni Swap + 0.95%) (b)	2.53	03/01/24	3,033,180

Florida - 5.8%
2,500,000	City of Miami Beach FL Stormwater Revenue, Florida RB	5.00	09/01/47	2,739,725
1,595,000	Highlands County Health Facilities Authority, Florida RB	6.00	11/15/37	1,707,862
5,000	Highlands County Health Facilities Authority, Florida RB	6.00	11/15/37	5,341
2,500,000	Orlando Utilities Commission, Florida RB	5.00	10/01/33	2,576,225
2,000,000	Sarasota County Public Hospital District, Florida RB	5.63	07/01/39	2,084,820
				9,113,973
Illinois - 16.9%
2,465,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/32	2,767,086
1,000,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/33	1,126,210
1,000,000	Chicago O'Hare International Airport, Illinois RB, Series B	5.00	01/01/41	1,109,520
525,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	587,874
980,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/33	1,018,945
3,000,000	Chicago Park District, Illinois GOB, Series A	5.75	01/01/38	3,413,550
1,975,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,115,106
500,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/27	525,420
1,500,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/27	1,590,615
920,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/29	985,007
850,000	Illinois Finance Authority, Illinois RB, Series A	5.50	04/01/44	882,751
3,500,000	Illinois Finance Authority, Illinois RB, Series A	5.00	02/15/45	3,802,960
1,000,000	Illinois Finance Authority, Illinois RB, Series A AGC	5.25	08/15/33	1,013,670
525,000	Illinois Finance Authority, Illinois RB, Series D	6.25	11/01/28	538,913
1,805,000	Illinois State Toll Highway Authority, Illinois RB, Series A	5.00	01/01/40	2,014,741
1,030,000	University of Illinois, Illinois RB, Series A	5.13	04/01/36	1,089,812
900,000	University of Illinois, Illinois RB, Series A	5.00	04/01/39	975,978
825,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB, Series B	5.25	06/01/36	927,811
				26,485,969
Indiana - 2.8%
2,150,000	Indiana Finance Authority, Indiana RB	5.00	11/01/21	2,191,602
1,950,000	Indiana Finance Authority, Indiana RB, Series A	5.00	05/01/42	2,111,343
				4,302,945

See Notes to Financial Statements.

6

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Kansas - 2.2%
$2,270,000	Kansas Development Finance Authority, Kansas RB	5.75%	11/15/38	$2,413,305
55,000	Kansas Development Finance Authority, Kansas RB	5.75	11/15/38	58,345
1,000,000	Topeka Public Building Commission, Kansas RB, Series A	5.00	06/01/22	1,025,280
				3,496,930
Louisiana - 2.6%
3,700,000	State of Louisiana Gasoline & Fuels Tax Revenue, Louisiana RB	5.00	05/01/43	4,040,585
Maryland - 0.4%
625,000	Montgomery County Housing Opportunites Commission, Maryland RB, Series C	5.00	07/01/31	653,569
Massachusetts - 0.3%
455,000	Massachusetts Housing Finance Agency, Massachusetts RB, Series C	5.00	12/01/30	463,932
Michigan - 6.1%
3,325,000	Lansing Board of Water & Light, Michigan RB	5.00	07/01/37	3,580,227
550,000	Michigan State Building Authority, Michigan RB, Series A	5.20	10/15/31	610,742
5,125,000	Michigan State University, Michigan RB	5.00	02/15/44	5,384,940
				9,575,909
Missouri - 0.7%
1,000,000	City of St. Louis Airport Revenue, Missouri RB	6.63	07/01/34	1,056,530
New York - 15.1%
1,000,000	Metropolitan Transportation Authority, New York RB, Series C	5.00	11/15/28	1,004,040
1,000,000	New York City Transitional Finance Authority Building Aid Revenue, New York RB	5.50	01/15/34	1,030,610
1,000,000	New York City Transitional Finance Authority Building Aid Revenue, New York RB	5.50	01/15/39	1,028,940
3,240,000	New York City Water & Sewer System, New York RB	5.00	06/15/32	3,262,000
1,760,000	New York City Water & Sewer System, New York RB	5.00	06/15/32	1,772,162
645,000	New York City Water & Sewer System, New York RB	5.75	06/15/40	650,482
780,000	New York City Water & Sewer System, New York RB, Series A	5.75	06/15/40	786,217
2,500,000	New York City Water & Sewer System, New York RB, Series EE	5.25	06/15/40	2,592,750
1,000,000	New York State Dormitory Authority, New York RB	5.00	07/01/38	1,008,450
2,200,000	New York State Dormitory Authority, New York RB	5.00	07/01/40	2,341,592
50,000	New York State Dormitory Authority, New York RB	5.75	02/15/19	50,128
2,625,000	New York State Dormitory Authority, New York RB, Series C	5.00	07/01/40	2,729,160
3,650,000	New York State Thruway Authority, New York RB, Series H	5.00	01/01/25	3,652,153
1,410,000	Schenectady Metroplex Development Authority, New York RB, Series A	5.50	08/01/33	1,613,675
				23,522,359
Ohio - 9.7%
2,950,000	American Municipal Power, Inc., Ohio RB, Series B	5.00	02/15/37	3,190,691
3,000,000	Brunswick City School District, Ohio GOB	5.25	12/01/48	3,298,590
1,000,000	County of Franklin OH, Ohio RB	5.00	11/01/42	1,074,610
3,725,000	Kent State University, Ohio RB	5.00	05/01/42	4,037,155
3,290,000	Ohio University, Ohio RB	5.00	12/01/43	3,586,067
				15,187,113
Pennsylvania - 1.9%
2,600,000	Pennsylvania Turnpike Commission, Pennsylvania RB, Series A-1	5.00	12/01/41	2,896,140
Texas - 3.2%
3,500,000	City of Houston TX Airport System Revenue, Texas RB	5.50	07/01/39	3,532,445
1,400,000	Lower Colorado River Authority, Texas RB	5.00	05/15/37	1,515,528
				5,047,973
Utah - 2.5%
3,675,000	City of Riverton UT, Utah RB	5.00	08/15/41	3,826,373
Virginia - 1.8%
2,775,000	Fairfax County Redevelopment & Housing Authority, Virginia RB	4.75	04/01/38	2,783,131
Washington - 2.0%
1,715,000	Central Puget Sound Regional Transit Authority, Washington RB	4.75	02/01/28	1,846,455
1,000,000	Port of Seattle WA, Washington RB	5.00	06/01/40	1,056,790
250,000	State of Washington, Washington COP, Series D	5.45	07/01/28	257,182
				3,160,427
Total Municipal Bonds (Cost $140,703,967)				143,072,375

See Notes to Financial Statements.

7

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Shares	Security Description	Value
Money Market Fund - 9.6%
15,099,585	Fidelity Investments Money Market Government Portfolio, Class I, 1.49% (c) (Cost $15,099,585)	$15,099,585

Investments, at value - 101.1% (Cost $155,803,552)		$158,171,960
Other Assets & Liabilities, Net - (1.1)%		(1,769,198)
Net Assets - 100.0%		$156,402,762

AGC	Assured Guaranty Corporation
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation
GOB	General Obligation Bond
LIBOR	London Interbank Offered Rate
RB	Revenue Bond
SIFMA	Securities Industry and Financial Markets Association

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Floating rate security. Rate presented is as of March 31, 2018.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$–
Level 2 - Other Significant Observable Inputs	158,171,960
Level 3 - Significant Unobservable Inputs	–
Total	$158,171,960

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund.  Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.

The Fund utilizes the end of period methodology when determining transfers.  There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	90.5%
Money Market Fund	9.5%
100.0%

See Notes to Financial Statements.

8

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $155,803,552)	$158,171,960
Receivables:
Dividends and interest	1,768,271
Prepaid expenses	3,612
Total Assets	159,943,843

LIABILITIES
Payables:
Investment securities purchased	3,295,590
Fund shares redeemed	151,748
Distributions payable	14,434
Accrued Liabilities:
Investment adviser fees	54,444
Trustees’ fees and expenses	235
Fund services fees	9,642
Other expenses	14,988
Total Liabilities	3,541,081

NET ASSETS	$156,402,762

COMPONENTS OF NET ASSETS
Paid-in capital	$153,944,569
Undistributed net investment income	1,499
Accumulated net realized gain	88,286
Net unrealized appreciation	2,368,408
NET ASSETS	$156,402,762

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	15,571,417

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $156,402,762)	$10.04

See Notes to Financial Statements.
9

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income	$38,977
Interest income	1,797,422
Total Investment Income	1,836,399

EXPENSES
Investment adviser fees	298,603
Fund services fees	80,201
Custodian fees	7,033
Registration fees	9,745
Professional fees	14,991
Trustees' fees and expenses	3,690
Other expenses	27,689
Total Expenses	441,952
Fees waived	(43,815)
Net Expenses	398,137

NET INVESTMENT INCOME	1,438,262

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	88,413
Net change in unrealized appreciation (depreciation) on investments	(762,411)
NET REALIZED AND UNREALIZED LOSS	(673,998)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$764,264

See Notes to Financial Statements.
10

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$1,438,262	$2,290,249
Net realized gain	88,413	38,007
Net change in unrealized appreciation (depreciation)	(762,411)	(355,549)
Increase in Net Assets Resulting from Operations	764,264	1,972,707

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,436,076)	(2,290,691)
Net realized gain:
Institutional Shares	(37,704)	(208,685)
Total Distributions to Shareholders	(1,473,780)	(2,499,376)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	47,302,759	36,522,174
Reinvestment of distributions:
Institutional Shares	1,394,987	2,326,212
Redemption of shares:
Institutional Shares	(16,036,000)	(22,793,405)
Increase in Net Assets from Capital Share Transactions	32,661,746	16,054,981
Increase in Net Assets	31,952,230	15,528,312

NET ASSETS
Beginning of Period	124,450,532	108,922,220
End of Period (Including line (a))	$156,402,762	$124,450,532

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,700,905	3,637,003
Reinvestment of distributions:
Institutional Shares	138,525	231,932
Redemption of shares:
Institutional Shares	(1,592,742)	(2,276,060)
Increase in Shares	3,246,688	1,592,875

(a) Undistributed (distributions in excess of ) net investment income	$1,499	$(687)

See Notes to Financial Statements.

11

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended March 31, 2018		For the Years Ended September 30,		November 3 , 2014 (a) through September 30, 2015
			2017	2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.10		$10.15	$10.01	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11		0.20	0.18	0.20
Net realized and unrealized gain (loss)	(0.06)		(0.03)	0.14	0.02
Total from Investment Operations	0.05		0.17	0.32	0.22

Net investment income	(0.11)		(0.20)	(0.18)	(0.21)
Net realized gain	(0.00	)(c)	(0.02)	–	–
Total Distributions to Shareholders	(0.11)		(0.22)	(0.18)	(0.21)
NET ASSET VALUE, End of Period	$10.04		$10.10	$10.15	$10.01
TOTAL RETURN	0.52	%(d)	1.64%	3.26%	2.18	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$156,403		$124,451	$108,922	$91,732
Ratios to Average Net Assets:
Net investment income	2.17	%(e)	1.95%	1.81%	2.21	%(e)
Net expenses	0.60	%(e)	0.60%	0.60%	0.60	%(e)
Gross expenses (f)	0.67	%(e)	0.68%	0.71%	0.93	%(e)
PORTFOLIO TURNOVER RATE	28	%(d)	41%	59%	32	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Opportunistic Value Fund (the “Fund”) compared with the performance of the benchmark, ICE Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years (“ICE BAML Muni Misc 7-12”) and the ICE Bank of America Merrill Lynch Municipal Blended Index (“ICE BAML Muni Blended”), since inception. The ICE BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The ICE BAML Muni Blended is a blend of 75% of the ICE Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the ICE Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $250,000 Investment
Gurtin California Municipal Opportunistic Value Fund vs.
ICE Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years and ICE Bank of America Merrill Lynch Municipal Blended Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Five Year	Since Inception 05/03/10
Gurtin California Municipal Opportunistic Value Fund	2.47%	3.49%	4.38%
ICE BofAML Municipal Miscellaneous Index 7-12 Years	2.61%	2.71%	4.59%
ICE BofAML Municipal Blended Index	2.85%	3.00%	4.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.63%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.60%, through at least February 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that   a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 342-5763.

A privately offered fund managed by the Gurtin California Municipal Opportunistic Value Fund’s Adviser and portfolio management team (“Predecessor Fund”) reorganized into the Gurtin California Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16,  2009,

14

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin California Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin California Municipal Opportunistic Value Fund’s performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin California Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin California Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.

15

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Municipal Bonds - 97.7%
California - 89.3%
$1,000,000	Abag Finance Authority for Nonprofit Corps., California RB	5.00%	01/01/33	$1,112,440
4,625,000	Abag Finance Authority for Nonprofit Corps., California RB	6.00	09/01/37	5,074,319
1,160,000	Alameda Public Financing Authority, California RB, Series A	5.25	07/01/29	1,245,747
4,400,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/33	4,821,520
3,255,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/33	3,607,419
1,420,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/34	1,554,034
1,045,000	Anaheim Housing & Public Improvements Authority, California RB	5.00	10/01/34	1,158,142
290,000	Bret Harte Union High School District, California COP, AMBAC	4.25	09/01/20	290,551
5,180,000	California Health Facilities Financing Authority, California RB	5.00	10/01/19	5,269,510
700,000	California Infrastructure & Economic Development Bank, California RB	5.00	08/15/23	708,778
500,000	California Infrastructure & Economic Development Bank, California RB	5.75	08/15/29	536,275
500,000	California State Public Works Board, California RB, Series B	6.00	04/01/27	522,230
500,000	California State Public Works Board, California RB, Series B1	5.40	03/01/26	533,070
4,100,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	4,550,057
1,000,000	California State Public Works Board, California RB, Series G1	5.75	10/01/30	1,061,810
600,000	California State Public Works Board, California RB, Series I-1	6.13	11/01/29	642,516
2,175,000	California Statewide Communities Development Authority, California RB, Series A	5.00	08/15/46	2,436,566
1,000,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	1,188,590
1,910,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/33	2,270,207
2,000,000	City of Fairfield, California COP, Series A (a)	6.55	04/01/30	1,349,020
1,000,000	City of Fresno Water System, California RB, Series A	5.25	06/01/18	1,002,690
7,750,000	City of Los Angeles Department of Airports, California RB	5.00	05/15/40	8,250,960
6,585,000	City of Los Angeles Department of Airports, California RB, Series A	5.25	05/15/39	6,840,893
1,690,000	City of Vallejo Water Revenue, California RB	5.00	05/01/18	1,694,681
2,575,000	Coachella Valley Unified School District, California GOB, Series D	5.00	08/01/37	2,817,488
1,390,000	County of San Bernardino, California COP	5.00	08/01/28	1,391,043
1,275,000	County of San Bernardino, California COP	4.75	08/01/28	1,278,328
2,835,000	Dublin Unified School District, California GOB, Series D (a)	5.73	08/01/34	1,074,919
9,325,000	Dublin Unified School District, California GOB, Series E (a)	6.14	08/01/39	2,546,657
31,400,000	Dublin Unified School District, California GOB, Series E (a)	6.31	08/01/44	6,062,084
1,500,000	Elk Grove Finance Authority, California Special Tax Bond	5.00	09/01/38	1,663,275
1,600,000	Fresno Unified School District, California GOB, Series G (a)	6.10	08/01/41	374,384
4,340,000	Golden State Tobacco Securitization Corp., California RB	5.00	06/01/40	4,827,425
125,000	Golden State Tobacco Securitization Corp., California RB, Series A, AMBAC	4.60	06/01/23	125,653
1,000,000	Los Angeles Community Redevelopment Agency, California RB, AMBAC	5.00	09/01/37	1,002,240
4,700,000	Los Angeles Department of Water, California RB	5.00	07/01/43	5,168,214
9,285,000	Los Angeles Department of Water & Power Power System, California RB	5.25	07/01/38	9,367,915
3,185,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR +0.58%) (b)	1.92	09/01/27	3,119,230
1,600,000	Modesto Irrigation District, California RB (USD 3 Month LIBOR +0.63%) (b)	1.97	09/01/37	1,498,416
2,650,000	Oakland Unified School District/Alameda County, California GOB	6.63	08/01/38	3,059,266
770,000	Oxnard School District, California GOB, Series A	5.75	08/01/30	896,334
2,500,000	Port of Oakland, California RB, Series P	5.00	05/01/33	2,722,575
5,120,000	Regents of the University of California Medical Center Pooled Revenue, California RB, Series C2 (USD 3 Month LIBOR + 0.74%) (b)	1.97	05/15/43	4,403,712
9,525,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (USD 3 Month LIBOR + 0.53%) (b)	1.87	12/01/35	9,117,711
2,000,000	Sacramento County Water Financing Authority, California RB, Series B (USD 3 Month LIBOR + 0.55%) (b)	1.89	06/01/34	1,914,780
5,475,000	San Bernardino City Unified School District, California GOB, Series C	5.00	08/01/40	6,068,709
5,900,000	San Diego County Regional Transportation Commission, California RB	5.00	04/01/48	6,419,908
1,000,000	San Diego Public Facilities Financing Authority, California RB, Series A	5.25	04/15/29	1,124,090
5,000,000	San Francisco City & County Airport Comm-San Francisco International Airport, California RB, Series E	6.00	05/01/39	5,226,900

See Notes to Financial Statements.

16

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
California - 89.3% (continued)
$895,000	San Mateo Union High School District, California GOB, Series A (a)	6.02%	09/01/25	$661,870
105,000	San Mateo Union High School District, California GOB, Series A (a)	6.02	09/01/25	77,075
1,250,000	San Ysidro School District, California COP	5.00	09/01/42	1,370,950
85,000	State of California, California GOB	5.75	05/01/30	85,258
20,000	State of California, California GOB	4.50	08/01/30	20,036
2,400,000	State of California, California GOB	6.50	04/01/33	2,516,040
4,400,000	State of California, California GOB	6.00	04/01/35	4,588,012
11,245,000	State of California, California GOB	6.00	04/01/38	11,724,374
2,650,000	State of California, California GOB	6.00	11/01/39	2,826,622
5,000	State of California, California GOB	5.00	10/01/28	5,013
4,000,000	State of California, California GOB	5.50	08/01/29	4,052,280
135,000	State of California, California GOB, Series 07, AMBAC	5.13	10/01/27	135,352
3,300,000	Stockton East Water District, California COP, Series B (a)	5.96 -
		6.00	04/01/21	2,770,515
2,000,000	Stockton East Water District, California COP, Series B (a)	6.08	04/01/25	1,317,680
1,300,000	Stockton Public Financing Authority, California RB, Series A	6.25	10/01/40	1,527,656
775,000	Stockton Unified School District, California GOB	5.00	07/01/27	864,117
1,600,000	Tulare County Board of Education, California COP	5.38	05/01/33	1,792,912
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	262,580
7,900,000	Walnut Energy Center Authority, California RB	5.00	01/01/35	8,323,598
2,165,000	Wasco Union School District, California GOB	5.00	08/01/43	2,375,438
1,575,000	Wasco Union School District, California GOB	5.00	08/01/43	1,728,090
				190,018,749
Illinois - 8.4%
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/30	1,092,620
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/35	1,078,470
2,050,000	Chicago Park District, Illinois GOB, Series A	5.75	01/01/38	2,332,593
2,325,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,489,936
1,755,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,957,509
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,115,390
1,795,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/37	1,903,956
3,895,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/40	4,128,272
1,580,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/23	1,748,333
				17,847,079
Total Municipal Bonds (Cost $203,269,720)				207,865,828

Shares	Security Description	Value
Money Market Fund - 3.0%
6,325,106	Fidelity Investments Money Market Government Portfolio, Class I, 1.49% (c) (Cost $6,325,106)	6,325,106

Investments, at value - 100.7% (Cost $209,594,826)		$214,190,934
Other Assets & Liabilities, Net - (0.7)%		(1,540,650)
Net Assets - 100.0%		$212,650,284

AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation
GOB	General Obligation Bond
LIBOR	London Interbank Offered Rate
RB	Revenue Bond
(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Floating rate security. Rate presented is as of March 31, 2018.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.

17

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$–
Level 2 - Other Significant Observable Inputs	214,190,934
Level 3 - Significant Unobservable Inputs	–
Total	$214,190,934

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	97.0%
Money Market Fund	3.0%
100.0%

See Notes to Financial Statements.

18

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $209,594,826)	$214,190,934
Receivables:
Fund shares sold	72,000
Dividends and interest	2,799,546
Prepaid expenses	1,296
Total Assets	217,063,776

LIABILITIES
Payables:
Investment securities purchased	4,105,435
Fund shares redeemed	166,512
Distributions payable	29,295
Accrued Liabilities:
Investment adviser fees	84,034
Trustees’ fees and expenses	237
Fund services fees	11,080
Other expenses	16,899
Total Liabilities	4,413,492

NET ASSETS	$212,650,284

COMPONENTS OF NET ASSETS
Paid-in capital	$208,047,891
Undistributed net investment income	2,070
Accumulated net realized gain	4,215
Net unrealized appreciation	4,596,108
NET ASSETS	$212,650,284

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	21,195,059

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $212,650,284)	$10.03

See Notes to Financial Statements.

19

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income	$28,049
Interest income	2,603,147
Total Investment Income	2,631,196

EXPENSES
Investment adviser fees	443,216
Investment Adviser expense reimbursements recouped	15,344
Fund services fees	107,044
Custodian fees	10,145
Registration fees	1,385
Professional fees	15,976
Trustees' fees and expenses	4,953
Other expenses	38,901
Total Expenses	636,964
Fees waived	(46,099)
Net Expenses	590,865

NET INVESTMENT INCOME	2,040,331

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,224
Net change in unrealized appreciation (depreciation) on investments	(1,439,955)
NET REALIZED AND UNREALIZED LOSS	(1,435,731)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$604,600

See Notes to Financial Statements.

20

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$2,040,331	$3,680,313
Net realized gain	4,224	53,384
Net change in unrealized appreciation (depreciation)	(1,439,955)	(1,479,714)
Increase in Net Assets Resulting from Operations	604,600	2,253,983

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,038,690)	(3,679,890)
Net realized gain:
Institutional Shares	(53,393)	(306,163)
Total Distributions to Shareholders	(2,092,083)	(3,986,053)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	45,896,223	25,552,927
Reinvestment of distributions:
Institutional Shares	1,895,456	3,767,940
Redemption of shares:
Institutional Shares	(22,530,240)	(29,174,844)
Increase in Net Assets from Capital Share Transactions	25,261,439	146,023
Increase (Decrease) in Net Assets	23,773,956	(1,586,047)

NET ASSETS
Beginning of Period	188,876,328	190,462,375
End of Period (Including line (a))	$212,650,284	$188,876,328

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,559,038	2,566,913
Reinvestment of distributions:
Institutional Shares	188,292	375,495
Redemption of shares:
Institutional Shares	(2,238,751)	(2,907,415)
Increase in Shares	2,508,579	34,993

(a) Undistributed net investment income	$2,070	$429

See Notes to Financial Statements.

21

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Years Ended September 30,		November 3, 2014 (a) through September 30, 2015
			2017	2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.11		$10.21	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10		0.19	0.20	0.19
Net realized and unrealized gain (loss)	(0.08)		(0.08)	0.15	0.07
Total from Investment Operations	0.02		0.11	0.35	0.26

Net investment income	(0.10)		(0.19)	(0.20)	(0.20)
Net realized gain	(0.00	)(c)	(0.02)	–	–
Total Distributions to Shareholders	(0.10)		(0.21)	(0.20)	(0.20)
NET ASSET VALUE, End of Period	$10.03		$10.11	$10.21	$10.06
TOTAL RETURN	0.27	%(d)	1.11%	3.49%	2.55	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$212,650		$188,876	$190,462	$162,465
Ratios to Average Net Assets:
Net investment income	2.07	%(e)	1.92%	1.94%	2.09	%(e)
Net expenses	0.60	%(e)	0.60%	0.60%	0.60	%(e)
Gross expenses (f)	0.65	%(e)	0.63%	0.65%	0.79	%(e)
PORTFOLIO TURNOVER RATE	23	%(d)	44%	58%	83	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

22

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Intermediate Value Fund (the “Fund”) compared with the performance of the benchmark, ICE Bank of America Merrill Lynch Municipal Blended 85% Index (“ICE BAML Muni Blended 85%”) and the ICE Bank of America Merrill Lynch 1-12 Year Municipal Index (“ICE BAML 1-12 Muni Index”), since inception. The ICE BAML Muni Blended 85% is a blend of 85% of the ICE Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the ICE Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. ICE BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years.  The total return of the indices includes the reinvestment of dividends and income.  The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses.  The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $250,000 Investment
Gurtin National Municipal Intermediate Value Fund vs.
ICE Bank of America Merrill Lynch Municipal Blended 85% Index and ICE Bank of America Merrill Lynch 1-12 Year Municipal Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Since Inception 12/01/15
Gurtin National Municipal Intermediate Value Fund	1.41%	1.19%
ICE BofAML Municipal Blended 85% Index	1.60%	1.50%
ICE BofAML 1-12 Year Municipal Index	1.08%	1.19%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.56%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.39%, through at least February 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that   a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 342-5763.

23

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Municipal Bonds - 97.7%
Arkansas - 0.2%
$400,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$400,920
California - 1.7%
520,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	618,067
350,000	Compton Unified School District, California GOB, Series D, AMBAC (a)	1.42	06/01/18	349,090
720,000	Elk Grove Unified School District, California COP	5.00	02/01/30	831,722

275,000	Placentia-Yorba Linda Unified School District, California COP, Series A	4.00	10/01/30	291,250
1,070,000	Solano County Community College District, California GOB (a)(b)	1.39	08/01/29	942,809
670,000	Tulare City School District, California COP	2.00	11/01/20	670,107
				3,703,045
Connecticut - 9.9%
1,625,000	State of Connecticut, Connecticut GOB	5.00	08/15/28	1,822,941
2,525,000	State of Connecticut, Connecticut GOB, Series A	5.00	04/15/27	2,530,454
950,000	State of Connecticut, Connecticut GOB, Series A	5.00	03/15/28	1,050,795
600,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/20	623,088
3,800,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/25	4,019,298
1,000,000	State of Connecticut, Connecticut GOB, Series E	5.00	09/15/23	1,095,380
3,190,000	State of Connecticut, Connecticut GOB, Series E	4.00	09/15/28	3,289,688
195,000	State of Connecticut, Connecticut GOB, Series F	5.00	11/15/28	217,019
3,075,000	State of Connecticut Special Tax Revenue, Connecticut RB	5.00	01/01/26	3,510,758
1,475,000	State of Connecticut Special Tax Revenue, Connecticut RB	5.00	01/01/28	1,713,124
2,200,000	University of Connecticut, Connecticut RB, Series A	5.00	03/15/30	2,471,062
				22,343,607
Florida - 1.0%
2,225,000	Orange County Housing Finance Authority, Florida RB, Series B (c)	1.15	12/01/19	2,219,304
Illinois - 18.1%
1,195,000	Champaign County Community Unit School District No. 116 Urbana, Illinois GOB, Series A	4.00	01/01/27	1,288,999
1,245,000	Champaign County Community Unit School District No. 116 Urbana, Illinois GOB, Series A	4.00	01/01/28	1,336,657
2,325,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	2,603,442
310,000	Chicago Park District, Illinois GOB, Series A	4.00	01/01/20	310,505
540,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/28	594,810
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/31	1,106,650
520,000	Chicago Park District, Illinois GOB, Series B	4.00	01/01/22	543,171
2,865,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/25	3,207,024
5,580,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/27	6,180,464
2,735,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/28	3,012,602
1,865,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/26	2,080,202
235,000	Cook County Community Consolidated School District No. 15 Palatine, Illinois GOB	5.00	12/01/23	265,825
725,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/20	774,648
1,190,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/22	1,315,117
1,140,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/23	1,276,754
635,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.25	12/01/24	679,094
645,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.00	12/01/24	692,530
1,125,000	Cook County High School District No. 209 Proviso Township, Illinois GOB	5.00	12/01/27	1,287,146
1,020,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/30	1,060,882
440,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/23	470,070
95,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/23	104,159
1,000,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/25	1,067,960
725,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/29	756,820
240,000	Cook County School District No. 29 Sunset Ridge, Illinois RB, Series A	3.00	12/01/20	243,874

See Notes to Financial Statements.

24

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Illinois - 18.1% (continued)
$570,000	Cook County School District No. 81 Schiller Park, Illinois GOB, Series B	4.00%	12/01/19	$588,525

825,000	Du Page County School District No. 33 West Chicago, Illinois GOB, Series B	4.00	12/01/26	874,698
500,000	Illinois Finance Authority, Illinois RB	5.00	11/15/25	551,415
4,560,000	University of Illinois, Illinois RB	5.00	04/01/26	4,926,487
700,000	University of Illinois, Illinois RB, Series A	5.00	04/01/30	769,657
780,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB	5.75	06/01/25	784,813
				40,755,000
Iowa - 1.2%
1,220,000	Waukee Community School District, Iowa RB, Series A	4.00	06/01/24	1,324,590
1,270,000	Waukee Community School District, Iowa RB, Series A	4.00	06/01/25	1,385,456
				2,710,046
Kentucky - 5.8%
300,000	Boone County School District Finance Corp., Kentucky RB	3.00	04/01/25	305,124
400,000	Corbin Independent School District Finance Corp., Kentucky RB	2.00	02/01/22	393,904
425,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/25	434,758
630,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/26	642,348
420,000	Grant County School District Finance Corp., Kentucky RB	3.00	04/01/24	426,695
1,945,000	Jefferson County School District Finance Corp., Kentucky RB, Series A	5.00	08/01/27	2,292,552
1,000,000	Jefferson County School District Finance Corp., Kentucky RB, Series A	5.00	08/01/28	1,173,540
280,000	Kenton County School District Finance Corp., Kentucky RB	3.00	02/01/26	279,605
250,000	Kentucky State Property & Building Commission, Kentucky RB	2.50	10/01/18	251,042
1,175,000	Kentucky State Property & Building Commission, Kentucky RB	5.00	08/01/19	1,223,610
1,000,000	Kentucky State Property & Building Commission, Kentucky RB, Series D	5.00	05/01/20	1,060,110
775,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/22	856,631
630,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/23	706,891
1,040,000	Meade County School District Finance Corp., Kentucky RB	5.00	09/01/20	1,111,542
1,270,000	Owen County School District Finance Corp., Kentucky RB	4.00	04/01/26	1,368,108
475,000	Owensboro Independent School District Finance Corp., Kentucky RB	4.00	09/01/20	496,446
				13,022,906
Louisiana - 13.6%
1,750,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/21	1,924,475
1,000,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/21	1,097,930
1,200,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/22	1,344,132
2,075,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/24	2,377,494
2,550,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/27	3,005,558
2,250,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Louisiana RB	5.00	10/01/27	2,647,868
1,265,000	Louisiana Public Facilities Authority, Louisiana RB	5.00	06/01/22	1,406,136
1,080,000	St Martin Parish School Board, Louisiana GOB	5.00	03/01/28	1,253,275
1,650,000	State of Louisiana, Louisiana GOB, Series A	5.00	08/01/21	1,810,231
3,365,000	State of Louisiana, Louisiana GOB, Series A	5.00	04/01/27	3,976,420
3,000,000	State of Louisiana, Louisiana GOB, Series B	5.00	08/01/26	3,521,190
3,920,000	State of Louisiana, Louisiana GOB, Series B	5.00	08/01/29	4,547,043
1,345,000	State of Louisiana, Louisiana GOB, Series C	5.00	07/15/24	1,524,652
				30,436,404
Michigan - 3.9%
175,000	Battle Creek School District, Michigan GOB	5.00	05/01/28	203,620
1,065,000	Bellevue Community Schools, Michigan GOB, Series A	5.00	05/01/31	1,225,006
350,000	Central Michigan University, Michigan RB	5.00	10/01/24	402,833
225,000	Charles Stewart Mott Community College, Michigan GOB	3.00	05/01/24	230,409
1,215,000	Durand Area Schools, Michigan GOB	5.00	05/01/28	1,385,513
1,225,000	Durand Area Schools, Michigan GOB	5.00	05/01/29	1,391,024
500,000	Howell Public Schools, Michigan GOB, Series B	5.00	05/01/25	543,455

See Notes to Financial Statements.

25

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Michigan - 3.9% (continued)
$695,000	L'Anse Creuse Public Schools, Michigan GOB	5.00%	05/01/25	$804,129
210,000	Lansing School District, Michigan GOB	5.00	05/01/21	228,908
785,000	Oakland University, Michigan RB	5.00	03/01/29	898,385
1,225,000	Paw Paw Public Schools, Michigan GOB	5.00	05/01/21	1,279,451
200,000	Rockford Public Schools, Michigan GOB	5.00	05/01/22	221,806
				8,814,539
Missouri - 2.1%
1,690,000	City of Cape Girardeau, Missouri RB	2.00	06/01/19	1,694,039
1,095,000	City of Springfield, Missouri RB, Series B	2.00	05/01/22	1,083,535
1,250,000	City of Springfield, Missouri RB, Series B	3.00	05/01/23	1,286,850
250,000	Liberty Public School District No. 53, Missouri COP	3.00	04/01/20	254,913
300,000	Missouri Joint Municipal Electric Utility Commission, Missouri RB, Series A	5.00	01/01/24	341,265
				4,660,602
New Jersey - 6.5%
1,000,000	Essex County Improvement Authority, New Jersey RB	4.75	11/01/32	1,001,950
1,035,000	Haddonfield Public Schools District, New Jersey GOB	2.00	09/01/20	1,032,092
2,945,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/22	3,270,982
3,175,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/23	3,579,400
1,280,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/24	1,463,898
1,000,000	Robbinsville Board of Education, New Jersey GOB	5.25	01/01/23	1,122,270
985,000	Township of Berkeley, New Jersey GOB	3.00	05/15/21	1,011,299
1,020,000	Township of Berkeley, New Jersey GOB	3.00	05/15/22	1,047,876
1,145,000	Township of Berkeley, New Jersey GOB	3.00	05/15/23	1,171,759
				14,701,526
New York - 1.3%
215,000	Metropolitan Transportation Authority, New York RB	5.00	11/15/30	243,507
185,000	Metropolitan Transportation Authority, New York RB	5.00	11/15/30	205,213
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, New York RB, Series I2	5.00	11/01/21	1,064,750
1,330,000	New York State Dormitory Authority, New York RB	5.00	07/01/30	1,477,218
				2,990,688
Ohio - 0.8%
1,100,000	County of Hamilton Sales Tax Revenue, Ohio RB, Series A	5.00	12/01/30	1,200,848
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/23	216,730
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/24	218,170
215,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/25	235,625
				1,871,373
Oklahoma - 0.8%
1,800,000	Cleveland County Independent School District No. 2 Moore, Oklahoma GOB	2.75	03/01/21	1,836,954
Pennsylvania - 19.5%
845,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/19	846,521
1,020,000	Cameron County School District, Pennsylvania GOB	3.00	09/01/20	1,038,084
1,060,000	Cameron County School District, Pennsylvania GOB	3.00	09/01/21	1,081,741
1,025,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/22	993,184
1,095,000	Commonwealth Financing Authority, Pennsylvania RB	5.00	06/01/28	1,250,479
1,500,000	Commonwealth Financing Authority, Pennsylvania RB, Series B-1	5.00	06/01/25	1,729,560
500,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	11/15/22	554,845
1,555,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/24	1,756,730
300,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	04/01/26	341,505
1,125,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	09/15/26	1,300,916
1,825,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/27	2,065,863
6,405,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	01/01/28	7,351,723
700,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	06/01/28	784,616
2,000,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	08/15/31	2,244,280
2,575,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	05/01/21	2,748,272
600,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	10/15/23	675,408
4,760,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	01/15/27	5,513,984
2,115,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	01/15/28	2,428,824

See Notes to Financial Statements.

26

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Pennsylvania - 19.5% (continued)
$365,000	Deer Lakes School District, Pennsylvania GOB	2.63%	04/01/25	$362,343
1,460,000	East Stroudsburg Area School District, Pennsylvania GOB	2.00	09/01/21	1,453,299
615,000	Erie Parking Authority, Pennsylvania RB	4.00	09/01/21	647,238
425,000	Northern Tioga School District, Pennsylvania GOB	2.00	04/01/21	426,725
1,320,000	Northern York County School District, Pennsylvania GOB	5.00	11/15/29	1,460,290
265,000	Pennsylvania State University, Pennsylvania RB, Series A	5.00	03/01/28	273,064
200,000	Pennsylvania Turnpike Commission, Pennsylvania RB, Series B	5.00	12/01/25	233,142
680,000	South Middleton School District, Pennsylvania GOB	3.00	09/01/26	685,338
525,000	The Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania RB, Series D	5.00	07/01/32	572,665
1,300,000	The Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania RB, Series D	5.00	07/01/28	1,421,888
430,000	Wyalusing Area School District, Pennsylvania GOB	2.00	04/01/21	426,977
1,120,000	York Suburban School District, Pennsylvania GOB	2.25	05/01/23	1,120,101
				43,789,605
Rhode Island - 0.5%
900,000	Rhode Island Health & Educational Building Corp., Rhode Island RB, Series A	5.00	09/15/30	1,030,572
South Dakota - 0.1%
250,000	South Dakota Board of Regents, South Dakota RB	5.00	04/01/19	258,228
Texas - 8.5%
750,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	2.00	09/01/19	750,615
845,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	3.00	09/01/23	859,382
1,600,000	City of Fort Worth, Texas RB, Series A	5.00	03/01/31	1,814,256
150,000	City of Houston TX, Texas GOB	5.00	03/01/24	166,547
150,000	City of Houston TX, Texas GOB	5.00	03/01/24	166,011
295,000	City of League City, Texas GOB, Series B	5.00	02/15/30	319,187
500,000	Dallas/Fort Worth International Airport, Texas RB	5.25	11/01/27	565,325
1,245,000	Denton County Fresh Water Supply District No. 10, Texas GOB	3.00	09/01/24	1,271,992
1,750,000	Fort Bend County Levee Improvement District No. 15, Texas GOB, Series PK	1.50	09/01/21	1,698,742
1,310,000	Harris County Municipal Utility District No. 153, Texas GOB	2.00	09/01/20	1,303,869
750,000	Harris County Municipal Utility District No. 290, Texas GOB	2.00	09/01/21	740,805
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/19	235,423
255,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/20	260,789
200,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/20	199,670
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/21	233,461
235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/24	239,474
235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/25	237,578
870,000	Harris Montgomery Counties Municipal Utility District No. 386, Texas GOB	3.00	09/01/26	874,019
860,000	Harris Montgomery Counties Municipal Utility District No. 386, Texas GOB	3.00	09/01/27	855,098
1,055,000	Harris Montgomery Counties Municipal Utility District No. 386, Texas GOB	3.00	09/01/28	1,037,339
275,000	Lower Colorado River Authority, Texas RB	5.00	05/15/30	290,950
900,000	Lower Colorado River Authority, Texas RB	5.00	05/15/27	988,956
330,000	Reagan County Independent School District, Texas GOB	3.00	02/15/23	330,238
2,750,000	Tarrant County Cultural Education Facilities Finance Corp., Texas RB	5.00	08/15/33	3,066,855
590,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	599,711
				19,106,292
Vermont - 0.1%
165,000	Vermont Housing Finance Agency, Vermont RB, Series B	1.95	05/01/23	161,779
Washington - 0.2%
395,000	Grant County Public Utility District No. 2, Washington RB, Series B	5.00	01/01/26	455,407

See Notes to Financial Statements.

27

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
West Virginia - 0.8%
$1,000,000	School Building Authority of West Virginia, West Virginia RB, Series B	5.00%	07/01/30	$1,067,090

560,000	West Virginia Economic Development Authority, West Virginia RB, Series A	5.00	06/01/26	619,186
				1,686,276
Wisconsin - 1.1%
600,000	Evansville Community School District, Wisconsin GOB	3.00	04/01/19	606,468
1,500,000	Wisconsin Health & Educational Facilities Authority, Wisconsin RB	5.00	04/01/27	1,763,400
				2,369,868
Total Municipal Bonds (Cost $223,495,018)				219,324,941

Shares	Security Description	Value
Money Market Fund - 1.4%
3,220,144	Fidelity Investments Money Market Government Portfolio, Class I, 1.49% (d)
	(Cost $3,220,144)	3,220,144
Investments, at value - 99.1% (Cost $226,715,162)		$222,545,085
Other Assets & Liabilities, Net - 0.9%		2,087,878
Net Assets - 100.0%		$224,632,963

AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation GOB General Obligation Bond
RB	Revenue Bond

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2018.
(c)	Adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2018.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$–
Level 2 - Other Significant Observable Inputs	222,545,085
Level 3 - Significant Unobservable Inputs	–
Total	$222,545,085

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	98.6%
Money Market Fund	1.4%
100.0%

See Notes to Financial Statements.
28

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $226,715,162)	$222,545,085
Receivables:
Fund shares sold	296,355
Dividends and interest	2,384,481
Prepaid expenses	2,923
Total Assets	225,228,844
LIABILITIES
Payables:
Fund shares redeemed	495,300
Distributions payable	20,038
Accrued Liabilities:
Investment adviser fees	48,342
Trustees’ fees and expenses	287
Fund services fees	12,915
Other expenses	18,999
Total Liabilities	595,881
NET ASSETS	$224,632,963
COMPONENTS OF NET ASSETS
Paid-in capital	$229,116,569
Undistributed net investment income	2,688
Accumulated net realized loss	(316,217)
Net unrealized depreciation	(4,170,077)
NET ASSETS	$224,632,963
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	22,613,971
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $224,632,963)	$9.93

See Notes to Financial Statements.
29

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income	$29,762
Interest income	2,345,114
Total Investment Income	2,374,876
EXPENSES
Investment adviser fees	386,509
Fund services fees	118,433
Custodian fees	11,596
Registration fees	15,354
Professional fees	17,013
Trustees' fees and expenses	5,522
Other expenses	46,341
Total Expenses	600,768
Fees waived	(170,090)
Net Expenses	430,678
NET INVESTMENT INCOME	1,944,198
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(17,063)
Net change in unrealized appreciation (depreciation) on investments	(4,597,110)
NET REALIZED AND UNREALIZED LOSS	(4,614,173)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,669,975)

See Notes to Financial Statements.
30

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$1,944,198	$2,678,204
Net realized loss	(17,063)	(299,100)
Net change in unrealized appreciation (depreciation)	(4,597,110)	(852,987)
Increase (Decrease) in Net Assets Resulting from Operations	(2,669,975)	1,526,117

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,941,839)	(2,677,851)
Net realized gain:
Institutional Shares	–	(33,868)
Total Distributions to Shareholders	(1,941,839)	(2,711,719)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	43,855,786	81,814,975
Reinvestment of distributions:
Institutional Shares	1,828,687	2,507,750
Redemption of shares:
Institutional Shares	(31,289,747)	(18,101,575)
Increase in Net Assets from Capital Share Transactions	14,394,726	66,221,150
Increase in Net Assets	9,782,912	65,035,548
NET ASSETS
Beginning of Period	214,850,051	149,814,503
End of Period (Including line (a))	$224,632,963	$214,850,051
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,381,150	8,142,102
Reinvestment of distributions:
Institutional Shares	182,523	249,836
Redemption of shares:
Institutional Shares	(3,136,215)	(1,809,539)
Increase in Shares	1,427,458	6,582,399

(a) Undistributed net investment income	$2,688	$329

See Notes to Financial Statements.
31

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017		December 1, 2015 (a) Through September 30, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.14		$10.26		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.09		0.16		0.10
Net realized and unrealized gain (loss)	(0.21)		(0.12)		0.26
Total from Investment Operations	(0.12)		0.04		0.36

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.16)		(0.10)
Net realized gain	–		(0.00)(	c)	–
Total Distributions to Shareholders	(0.09)		(0.16)		(0.10)
NET ASSET VALUE, End of Period	$9.93		$10.14		$10.26
TOTAL RETURN	(1.21	)%(d)	0.42%		3.63	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$224,633		$214,850		$149,815
Ratios to Average Net Assets:
Net investment income	1.76	%(e)	1.58%		1.24	%(e)
Net expenses	0.39	%(e)	0.39%		0.39	%(e)
Gross expenses (f)	0.54	%(e)	0.56%		0.66	%(e)
PORTFOLIO TURNOVER RATE	6	%(d)	9%		9	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
32

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2018

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Intermediate Value Fund (the “Fund”) compared with the performance of the benchmark, ICE Bank of America Merrill Lynch Municipal Blended 85% Index (“ICE BAML Muni Blended 85%”) and the ICE Bank of America Merrill Lynch 1-12 Year Municipal Index (“ICE BAML 1-12 Muni Index”), since inception. The ICE BAML Muni Blended 85% is a blend of 85% of the ICE Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the ICE Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the ICE Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. ICE BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $250,000 Investment
Gurtin California Municipal Intermediate Value Fund vs.
ICE Bank of America Merrill Lynch Municipal Blended 85% Index and ICE Bank of America Merrill Lynch 1-12 Year Municipal Index

Average Annual Total Returns Periods Ended March 31, 2018	One Year	Since Inception 12/07/15
Gurtin California Municipal Intermediate Value Fund	2.07%	1.35%
ICE BofAML Municipal Blended 85% Index	1.60%	1.52%
ICE BofAML 1-12 Year Municipal Index	1.08%	1.21%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.63%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.39%, through at least February 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that   a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 342-5763.

33

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Municipal Bonds - 98.3%
Arkansas - 0.5%
$420,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$420,966
California - 84.6%
715,000	Baldwin Park Unified School District, California GOB	4.00	08/01/22	771,521
1,035,000	California Health Facilities Financing Authority, California RB	5.00	10/01/33	1,148,074
750,000	California State Public Works Board, California RB, Series D	5.00	06/01/25	882,435
650,000	California Statewide Communities Development Authority, California RB	4.00	11/01/22	704,515
200,000	California Statewide Communities Development Authority, California RB	5.00	11/15/23	227,956
1,300,000	Capistrano Unified School District, California Special Tax Bond	3.00	09/01/25	1,313,091
710,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	2.50	09/01/21	723,057
800,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	3.00	09/01/23	830,816
2,050,000	Capistrano Unified School District School Facilities Improvement District No. 1, California GOB, Series B (a)	2.29	08/01/20	1,891,104
750,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	891,442
855,000	Chula Vista Elementary School District, California COP	5.00	09/01/22	963,927
610,000	Chula Vista Elementary School District, California COP	5.00	09/01/23	699,688
380,000	Chula Vista Elementary School District, California COP, Series A	5.00	09/01/19	397,678
305,000	City of Laguna Beach, California Special Assessment Bond	2.00	09/02/21	304,225
400,000	City of Los Angeles Department of Airports, California RB, Series B	5.00	05/15/30	445,344
840,000	City of Rocklin, California Special Tax Bond	3.50	09/01/26	866,015
200,000	City of Sacramento, California Special Tax Bond	5.00	09/01/24	228,300
745,000	City of San Clemente, California Special Assessment Bond	3.00	09/02/19	758,470
720,000	City of Tulare CA Sewer Revenue, California RB	5.00	11/15/28	840,852
580,000	Corona Public Financing Authority, California RB	5.00	11/01/26	695,768
625,000	Corona-Norco Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/26	700,581
520,000	Cosumnes Community Services District, California COP	3.00	09/01/20	535,772
675,000	Cosumnes Community Services District, California COP	4.00	09/01/24	744,721
850,000	County of El Dorado, California Special Tax Bond	5.00	09/01/22	955,604
295,000	County of Santa Cruz, California COP	5.00	08/01/23	337,421
455,000	Department of Veterans Affairs Veteran's Farm & Home Purchase Program, California RB, Series A	3.50	12/01/25	469,578
510,000	Elk Grove Finance Authority, California Special Tax Bond	5.00	09/01/25	597,261
905,000	Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	4.00	08/01/28	986,550
1,475,000	Fresno County Financing Authority, California RB	5.00	04/01/27	1,720,927
1,500,000	Fresno County Financing Authority, California RB	5.00	04/01/28	1,737,240
330,000	Gilroy Unified School District, California COP	4.00	04/01/26	363,908
250,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/30	278,922
2,165,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	2,422,137
660,000	Imperial Community College District, California GOB	5.00	08/01/29	739,933
580,000	Irvine Unified School District No. 1, California Special Tax Bond, Series 1	5.00	09/01/23	661,136
205,000	Los Angeles County Redevelopment Refunding Agency, California Tax Allocation Bond, Series A	5.00	09/01/20	220,457
1,190,000	Los Rios Community College District, California GOB, Series 2008-A	4.75	08/01/32	1,275,014
510,000	Lynwood Unified School District, California COP	5.00	10/01/20	550,152
655,000	Lynwood Unified School District, California COP	5.00	10/01/24	760,691
695,000	Lynwood Unified School District, California COP	5.00	10/01/25	817,230
375,000	Lynwood Unified School District, California COP	5.00	10/01/28	436,646
270,000	Modesto Irrigation District, California RB, Series B	5.00	10/01/27	290,571
280,000	Mojave Unified School District School Facilities Improvement District No. 1, California GOB	4.00	08/01/20	294,633
1,425,000	Mount Diablo Unified School District/CA, California GOB (a)(b)	0.30	08/01/30	1,341,908
1,000,000	Municipal Improvement Corp. of Los Angeles, California RB, Series B	5.00	11/01/26	1,208,220
975,000	Newman-Crows Landing Unified School District, California GOB	5.00	08/01/24	1,124,204
400,000	Orange Redevelopment Agency Successor Agency, California Tax Allocation Bond	5.00	09/01/22	449,876
855,000	Palmdale Elementary School District, California COP, Series A	3.00	10/01/21	885,771

See Notes to Financial Statements.
34

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
California - 84.6% (continued)
$350,000	Perris Joint Powers Authority, California Special Tax Bond, Series E	2.00%	09/01/18	$350,609
200,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/25	235,924
445,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/27	517,628
365,000	Poway Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/15/21	406,201
655,000	Poway Unified School District, California Special Tax Bond	3.00	09/01/20	676,215
970,000	Poway Unified School District, California Special Tax Bond	3.00	09/01/21	1,007,015
1,100,000	Poway Unified School District, California Special Tax Bond	5.00	09/01/27	1,288,298
250,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/24	285,693
350,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/25	403,988
1,735,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/29	1,988,449
1,125,000	Rancho Cucamonga Redevelopment Agency Successor Agency, California Tax Allocation Bond	5.00	09/01/26	1,342,778
325,000	Rio Elementary School District Community Facilities District, California Special Tax Bond	3.25	09/01/26	326,869
720,000	Riverside County Asset Leasing Corp., California RB	5.00	11/01/26	798,703
250,000	Riverside County Asset Leasing Corp., California RB	4.00	06/01/28	260,400
300,000	Riverside County Redevelopment Successor Agency, California Tax Allocation Bond	5.00	10/01/25	353,436
875,000	Riverside County Redevelopment Successor Agency, California Tax Allocation Bond, Series B	5.00	10/01/25	1,026,261
300,000	Sacramento Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/01/19	315,987
1,090,000	San Luis Water District, California COP, Series A	5.00	08/01/22	1,220,560
1,045,000	Santa Ana Unified School District, California GOB, Series 2008-A	5.50	08/01/30	1,058,585
225,000	Santa Clara County Board of Education, California COP	5.00	04/01/21	246,519
1,525,000	Solano County Community College District, California GOB (a)(b)	1.39	08/01/29	1,343,723
500,000	Sonoma Community Development Agency Successor Agency, California Tax Allocation Bond	5.00	12/01/30	537,055
1,075,000	State of California, California GOB	5.00	09/01/27	1,277,702
1,000,000	State of California, California GOB	5.00	10/01/29	1,049,100
1,250,000	State of California, California GOB, Series C (USD 1 Month LIBOR + 0.70%) (c)	1.82	12/01/28	1,259,175
1,575,000	Stockton Unified School District, California COP	5.00	02/01/29	1,853,066
1,135,000	Stockton Unified School District, California GOB	5.00	08/01/26	1,339,981
510,000	Stockton Unified School District, California GOB, Series A	5.00	08/01/28	580,018
370,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/19	385,906
430,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/24	499,368
1,200,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/27	1,417,656
310,000	Travis Unified School District, California COP	4.00	09/01/19	320,469
375,000	Travis Unified School District, California COP	4.00	09/01/22	406,016
685,000	Tulare City School District, California COP	2.00	11/01/21	685,041
215,000	Val Verde Unified School District, California COP, Series A	5.00	08/01/26	249,998
500,000	Val Verde Unified School District, California COP, Series A AGC	4.10	03/01/20	510,525
1,000,000	Val Verde Unified School District, California GOB, Series A	5.00	08/01/26	1,184,390
850,000	Victor Valley Union High School District, California COP, Series A	2.00	11/15/24	835,967
300,000	Waugh School District, California Special Tax Bond	4.00	09/01/20	316,374
				68,652,990
Illinois - 10.3%
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/30	1,114,570
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/31	1,106,650
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/31	1,106,650
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/24	1,118,190
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,115,390
1,175,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/24	1,261,139
625,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	682,137
500,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	559,690

See Notes to Financial Statements.
35

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2018

Principal	Security Description	Rate	Maturity	Value
Illinois - 10.3% (continued)
$255,000	Grundy & Kendall Counties Consolidated Grade School District No. 60, Illinois GOB, Series C	4.00%	02/01/21	$266,154
				8,330,570
Kentucky - 0.2%
125,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/26	127,450
Michigan - 0.3%
285,000	Macomb Township Building Authority, Michigan RB	4.25	04/01/23	285,513
Pennsylvania - 1.7%
1,000,000	Commonwealth Financing Authority, Pennsylvania RB	5.00	06/01/28	1,141,990
225,000	Wellsboro Area School District, Pennsylvania GOB	3.00	04/15/21	231,523
				1,373,513
Texas - 0.7%
575,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	584,464
Total Municipal Bonds (Cost $80,985,691)				79,775,466

Shares	Security Description	Value
Money Market Fund - 0.4%
366,997	Fidelity Investments Money Market Government Portfolio, Class I, 1.49% (d)
	(Cost $366,997)	366,997
Investments, at value - 98.7% (Cost $81,352,688)		$80,142,463
Other Assets & Liabilities, Net - 1.3%		1,017,491
Net Assets - 100.0%		$81,159,954

AGC	Assured Guaranty Corporation
COP	Certificate of Participation
GOB	General Obligation Bond
LIBOR	London Interbank Offered Rate
RB	Revenue Bond

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2018.
(c)	Floating rate security. Rate presented is as of March 31, 2018.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$–
Level 2 - Other Significant Observable Inputs	80,142,463
Level 3 - Significant Unobservable Inputs	–
Total	$80,142,463

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended March 31, 2018.

PORTFOLIO HOLDINGS % of Total Investments
Municipal Bonds	99.5%
Money Market Fund	0.5%
100.0%

See Notes to Financial Statements.
36

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2018

ASSETS
Investments, at value (Cost $81,352,688)	$80,142,463
Receivables:
Fund shares sold	326,289
Dividends and interest	746,074
Prepaid expenses	1,771
Total Assets	81,216,597
LIABILITIES
Payables:
Fund shares redeemed	24,350
Distributions payable	1,528
Accrued Liabilities:
Investment adviser fees	11,067
Trustees’ fees and expenses	113
Fund services fees	6,523
Other expenses	13,062
Total Liabilities	56,643
NET ASSETS	$81,159,954
COMPONENTS OF NET ASSETS
Paid-in capital	$82,354,424
Undistributed net investment income	986
Accumulated net realized gain	14,769
Net unrealized depreciation	(1,210,225)
NET ASSETS	$81,159,954
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	8,131,368
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $81,159,954)	$9.98

See Notes to Financial Statements.
37

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2018

INVESTMENT INCOME
Dividend income	$7,094
Interest income	805,513
Total Investment Income	812,607
EXPENSES
Investment adviser fees	143,295
Fund services fees	57,647
Custodian fees	4,572
Registration fees	5,770
Professional fees	13,512
Trustees' fees and expenses	2,611
Other expenses	24,361
Total Expenses	251,768
Fees waived	(92,095)
Net Expenses	159,673
NET INVESTMENT INCOME	652,934
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	14,826
Net change in unrealized appreciation (depreciation) on investments	(1,395,918)
NET REALIZED AND UNREALIZED LOSS	(1,381,092)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(728,158)

See Notes to Financial Statements.
38

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018	For the Year Ended September 30, 2017
OPERATIONS
Net investment income	$652,934	$1,105,028
Net realized gain	14,826	75,214
Net change in unrealized appreciation (depreciation)	(1,395,918)	(429,205)
Increase (Decrease) in Net Assets Resulting from Operations	(728,158)	751,037

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(652,134)	(1,104,845)
Net realized gain:
Institutional Shares	(75,256)	(1,056)
Total Distributions to Shareholders	(727,390)	(1,105,901)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,408,064	37,507,683
Reinvestment of distributions:
Institutional Shares	722,578	1,100,974
Redemption of shares:
Institutional Shares	(11,234,027)	(17,283,411)
Increase (Decrease) in Net Assets from Capital Share Transactions	(103,385)	21,325,246
Increase (Decrease) in Net Assets	(1,558,933)	20,970,382

NET ASSETS
Beginning of Period	82,718,887	61,748,505
End of Period (Including line (a))	$81,159,954	$82,718,887
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,033,421	3,749,367
Reinvestment of distributions:
Institutional Shares	71,800	109,744
Redemption of shares:
Institutional Shares	(1,115,016)	(1,736,208)
Increase (Decrease) in Shares	(9,795)	2,122,903

(a) Undistributed net investment income	$986	$186

See Notes to Financial Statements.
39

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2017		December 7, 2015 (a) Through September 30, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.16		$10.26		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.08		0.15		0.10
Net realized and unrealized gain (loss)	(0.17)		(0.10)		0.26
Total from Investment Operations	(0.09)		0.05		0.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)		(0.15)		(0.10)
Net realized gain	(0.01)		(0.00	)(c)	–
Total Distributions to Shareholders	(0.09)		(0.15)		(0.10)
NET ASSET VALUE, End of Period	$9.98		$10.16		$10.26
TOTAL RETURN	(0.90	)%(d)	0.50%		3.56	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$81,160		$82,719		$61,749
Ratios to Average Net Assets:
Net investment income	1.59	%(e)	1.48%		1.19	%(e)
Net expenses	0.39	%(e)	0.39%		0.39	%(e)
Gross expenses (f)	0.61	%(e)	0.63%		0.84	%(e)
PORTFOLIO TURNOVER RATE	7	%(d)	15%		5	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.
40

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Note 1. Organization

Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund (individually, a “Fund” and collectively, the “Funds”) are non-diversified portfolios of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two class of shares: Institutional Shares and Investor Shares. As of March 31, 2018, Investor Shares for each Fund had not commenced operations. The Gurtin National Municipal Opportunistic Value Fund’s investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Gurtin California Municipal Opportunistic Value Fund’s investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity. The Gurtin National Municipal Intermediate Value Fund’s investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Gurtin California Municipal Intermediate Value Fund’s investment objective  is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.

The Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund commenced operations on November 3, 2014, after they acquired the net assets of privately offered funds managed by the Funds’ adviser and portfolio management team (each a “Predecessor Fund” and collectively the “Predecessor Funds”). The Predecessor Funds of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund commenced operations on May 3, 2010.

Effective August 1, 2016, Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund were renamed Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund, respectively.

The Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund commenced operations on December 1, 2015, and December 7, 2015, respectively.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or evaluated bid pricing. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
41

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Municipal Securities – Each Fund invests in municipal securities. Municipal securities can be significantly affected by adverse tax, legislative, or political changes, changes in the financial condition of the obligors of municipal securities, general economic downturns, and the reallocation of governmental cost burdens among federal, state and local governments. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues for the project.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
42

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Gurtin Municipal Bond Management (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.45% of the average daily net assets of Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund and 0.35% of the average daily net assets of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.60% and 0.85% of average daily net assets of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund’s Institutional Shares and Investor Shares, respectively, and to 0.39% and 0.64% of average daily net assets of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund’s Institutional and Investor Shares, respectively, through at least February 1, 2019. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the period ended March 31, 2018, fees waived and expenses reimbursed were as follows:
43

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
Gurtin National Municipal Opportunistic Value Fund	$13,863	$29,952	$43,815
Gurtin California Municipal Opportunistic Value Fund	-	46,099	46,099
Gurtin National Municipal Intermediate Value Fund	118,187	51,903	170,090
Gurtin California Municipal Intermediate Value Fund	74,720	17,375	92,095

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2018, $268,730, $140,810, $501,462 and $360,608 are subject to recoupment by the Adviser for the Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund, respectively.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2018, were as follows:

	Purchases	Sales
Gurtin National Municipal Opportunistic Value Fund	$61,372,647	$35,448,424
Gurtin California Municipal Opportunistic Value Fund	74,823,931	44,381,617
Gurtin National Municipal Intermediate Value Fund	25,714,996	13,176,977
Gurtin California Municipal Intermediate Value Fund	5,489,276	5,243,930

Note 6. Line of Credit

The Funds participate in a committed $14 million unsecured line of credit agreement with MUFG Union Bank, N.A.. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to Funds, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. During the period ended March 31, 2018, the Funds had no outstanding balances pursuant to this line of credit.

Note 7. Federal Income Tax

As of March 31, 2018, the cost of investments is substantially the same as for financial statement purposes and the components of net unrealized appreciation/(depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Gurtin National Municipal Opportunistic Value Fund	$2,621,753	$(253,345)	$2,368,408
Gurtin California Municipal Opportunistic Value Fund	5,148,626	(552,518)	4,596,108
Gurtin National Municipal Intermediate Value Fund	357,574	(4,527,651)	(4,170,077)
Gurtin California Municipal Intermediate Value Fund	237,051	(1,447,276)	(1,210,225)
44

GURTIN VALUE FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

As of September 30, 2017, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Other Temporary Differences	Total
Gurtin National Municipal Opportunistic Value Fund	$7,718	$1,010	$37,577	$–	$3,130,819	$(9,415)	$3,167,709
Gurtin California Municipal Opportunistic Value Fund	27,288	3,776	53,384	–	6,036,063	(30,635)	6,089,876
Gurtin National Municipal Intermediate Value Fund	17,496	149	–	(299,142)	427,021	(17,316)	128,208
Gurtin California Municipal Intermediate Value Fund	721	73,714	1,485	–	185,693	(535)	261,078

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to end of period distributions payable in each Fund and wash sales in Gurtin National Municipal Intermediate Value Fund.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
45

GURTIN VALUE FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (844) 342-5763 and on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 342-5763 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
46

GURTIN VALUE FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2018

	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Gurtin California Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,002.67	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

Gurtin National Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,005.15	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

Gurtin National Municipal Intermediate Value Fund
Actual	$1,000.00	$987.94	$1.93	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.97	0.39%

Gurtin California Municipal Intermediate Value Fund
Actual	$1,000.00	$991.01	$1.94	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.97	0.39%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

47

FOR MORE INFORMATION

Investment Adviser
Gurtin Municipal Bond Management
440 Stevens Avenue, Suite 260
Solana Beach, CA 92075
www.gurtin.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Gurtin National Municipal Opportunistic Value Fund
Gurtin California Municipal Opportunistic Value Fund
Gurtin National Municipal Intermediate Value Fund
Gurtin California Municipal Intermediate Value Fund

P.O. Box 588
Portland, ME  04112
(844) 342-5763

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution  to prospective investors  unless  preceded  or  accompanied  by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

223-SAR-0318

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 25, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	May 25, 2018